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                     CENTURY COMMUNICATIONS CORP., as Issuer

                                       and

           FIRST TRUST OF CALIFORNIA, NATIONAL ASSOCIATION, as Trustee

                                  -------------

                                    INDENTURE
                          Dated as of January 15, 1998

                                  -------------


                                  $605,000,000

                   SENIOR DISCOUNT NOTES DUE JANUARY 15, 2008


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                          CENTURY COMMUNICATIONS CORP.

                    Reconciliation and Tie between Indenture,
                          dated as of January 15, 1998
                                       and
                     Trust Indenture Act of 1939, as amended

Trust Indenture                                     Indenture
  Act Section                                        Section
---------------                                     ---------
310(a)(1)                                          7.09
   (a)(2)                                          7.09
   (a)(3)                                          Not applicable
   (a)(4)                                          Not applicable
   (b)                                             7.08, 7.10
311(a)                                             7.13(a)
   (b)                                             7.13(b)
312(a)                                             8.01, 8.02(a)
   (b)                                             8.02(b)
   (c)                                             8.02(c)
313(a)                                             8.03(a)
   (b)(1)                                          Not applicable
   (b)(2)                                          8.03(b)
   (c)                                             8.03(c)
   (d)                                             8.03(c)
314(a)                                             8.04
   (a)(4)                                          11.08
   (b)                                             Not applicable
   (c)(1)                                          1.02
   (c)(2)                                          1.02
   (c)(3)                                          Not applicable
   (d)                                             Not applicable
   (e)                                             1.02
315(a)                                             7.01(a)
   (b)                                             7.02
   (c)                                             7.01(b)
   (d)(1)                                          7.01(a)
   (d)(2)                                          7.01(a)
   (d)(3)                                          7.01(c)
   (e)                                             6.14
316(a)(1)(A)                                       6.12
   (a)(1)(B)                                       6.13
   (a)(2)                                          Not applicable
   (b)                                             6.08
317(a)(1)                                          6.03
   (a)(2)                                          6.04
   (b)                                             11.03
318(a)                                             1.07

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.




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                                TABLE OF CONTENTS

                                                                            PAGE
PARTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
RECITALS OF THE COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 1.01.  Definitions . . . . . . . . . . . . . . . . . . . . . . . . .  1
               Accreted Value. . . . . . . . . . . . . . . . . . . . . . . .  2
               Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
               Advance . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
               Affiliate . . . . . . . . . . . . . . . . . . . . . . . . . .  2
               Agent Member. . . . . . . . . . . . . . . . . . . . . . . . .  2
               Applicable Procedures . . . . . . . . . . . . . . . . . . . .  3
               Asset Sale. . . . . . . . . . . . . . . . . . . . . . . . . .  3
               Authorized Newspaper. . . . . . . . . . . . . . . . . . . . .  3
               Base Date . . . . . . . . . . . . . . . . . . . . . . . . . .  3
               B Minus . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
               B Plus. . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
               Board of Directors. . . . . . . . . . . . . . . . . . . . . .  3
               Board Resolution. . . . . . . . . . . . . . . . . . . . . . .  3
               Business Day. . . . . . . . . . . . . . . . . . . . . . . . .  3
               Capital Stock . . . . . . . . . . . . . . . . . . . . . . . .  4
               Cash Flow Available for Interest Expense. . . . . . . . . . .  4
               Cedel . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
               Commission. . . . . . . . . . . . . . . . . . . . . . . . . .  4
               Company . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
               Company Request . . . . . . . . . . . . . . . . . . . . . . .  4
               Company Order . . . . . . . . . . . . . . . . . . . . . . . .  4
               Consolidated Cash Flow Available for Interest Expense . . . .  5
               Consolidated Interest Expense . . . . . . . . . . . . . . . .  5
               Consolidated Net Income . . . . . . . . . . . . . . . . . . .  5
               Corporate Trust Office. . . . . . . . . . . . . . . . . . . .  5
               Corporation . . . . . . . . . . . . . . . . . . . . . . . . .  6
               Currency Agreement. . . . . . . . . . . . . . . . . . . . . .  6
               Debt. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
               Depositary. . . . . . . . . . . . . . . . . . . . . . . . . .  6
               Designated Downgrading. . . . . . . . . . . . . . . . . . . .  6
               Discharged. . . . . . . . . . . . . . . . . . . . . . . . . .  6
               DTC . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
               Euroclear . . . . . . . . . . . . . . . . . . . . . . . . . .  7
               Exchange Act. . . . . . . . . . . . . . . . . . . . . . . . .  7
               Exchange Notes. . . . . . . . . . . . . . . . . . . . . . . .  7
               Exchange Offer. . . . . . . . . . . . . . . . . . . . . . . .  7
               Exchange Offer Registration Statement. . . . . . . .  . . . .  7
               Event of Default. . . . . . . . . . . . . . . . . . . . . . .  7
               GAAP. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
               Global Note . . . . . . . . . . . . . . . . . . . . . . . . .  7
               Holder. . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
               Incurrence. . . . . . . . . . . . . . . . . . . . . . . . . .  7

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                                                                            PAGE
               Indebtedness. . . . . . . . . . . . . . . . . . . . . . . . .  7
               Indenture . . . . . . . . . . . . . . . . . . . . . . . . . .  8
               Initial Notes . . . . . . . . . . . . . . . . . . . . . . . .  8
               Initial Purchaser . . . . . . . . . . . . . . . . . . . . . .  8
               Initial Regulation S Notes. . . . . . . . . . . . . . . . . .  8
               Interest Expense. . . . . . . . . . . . . . . . . . . . . . .  8
               Interest Expense Ratio. . . . . . . . . . . . . . . . . . . .  8
               Interest Swap Obligations . . . . . . . . . . . . . . . . . .  9
               Issue Price . . . . . . . . . . . . . . . . . . . . . . . . .  9
               Lien. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
               Maturity. . . . . . . . . . . . . . . . . . . . . . . . . . .  9
               Net Income. . . . . . . . . . . . . . . . . . . . . . . . . .  9
               New York Corporate Trust Office . . . . . . . . . . . . . . . 10
               Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
               OID . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
               Officers' Certificate . . . . . . . . . . . . . . . . . . . . 10
               Opinion of Counsel. . . . . . . . . . . . . . . . . . . . . . 10
               Outstanding . . . . . . . . . . . . . . . . . . . . . . . . . 10
               Paying Agent. . . . . . . . . . . . . . . . . . . . . . . . . 11
               Permitted Investment. . . . . . . . . . . . . . . . . . . . . 11
               Person. . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
               Place of Payment. . . . . . . . . . . . . . . . . . . . . . . 12
               Predecessor Note. . . . . . . . . . . . . . . . . . . . . . . 12
               Physical Note . . . . . . . . . . . . . . . . . . . . . . . . 12
               Principal . . . . . . . . . . . . . . . . . . . . . . . . . . 12
               Principal amount. . . . . . . . . . . . . . . . . . . . . . . 12
               Proceeds. . . . . . . . . . . . . . . . . . . . . . . . . . . 12
               Pro Forma Operating Cash Flow . . . . . . . . . . . . . . . . 12
               Purchase Agreement. . . . . . . . . . . . . . . . . . . . . . 13
               Rating Agency . . . . . . . . . . . . . . . . . . . . . . . . 13
               Redeemable Stock. . . . . . . . . . . . . . . . . . . . . . . 13
               Registered Notes. . . . . . . . . . . . . . . . . . . . . . . 13
               Registration Rights Agreement . . . . . . . . . . . . . . . . 13
               Registration Statement. . . . . . . . . . . . . . . . . . . . 13
               Regulation S. . . . . . . . . . . . . . . . . . . . . . . . . 13
               Regulation S Certificate. . . . . . . . . . . . . . . . . . . 13
               Regulation S Legend . . . . . . . . . . . . . . . . . . . . . 13
               Regulation S Notes. . . . . . . . . . . . . . . . . . . . . . 14
               Repurchase Date . . . . . . . . . . . . . . . . . . . . . . . 14
               Repurchase Notice . . . . . . . . . . . . . . . . . . . . . . 14
               Reporting Date. . . . . . . . . . . . . . . . . . . . . . . . 14
               Responsible Officer . . . . . . . . . . . . . . . . . . . . . 14
               Restricted Notes. . . . . . . . . . . . . . . . . . . . . . . 14
               Restricted Notes Certificate. . . . . . . . . . . . . . . . . 14
               Restricted Notes Legend . . . . . . . . . . . . . . . . . . . 14
               Restricted Payments . . . . . . . . . . . . . . . . . . . . . 14
               Restricted Period . . . . . . . . . . . . . . . . . . . . . . 14
               Restricted Subsidiary . . . . . . . . . . . . . . . . . . . . 14
               Rule 144A . . . . . . . . . . . . . . . . . . . . . . . . . . 15
               Rule 144A Notes . . . . . . . . . . . . . . . . . . . . . . . 15
               Securities Act. . . . . . . . . . . . . . . . . . . . . . . . 15
               Securities Act Legend . . . . . . . . . . . . . . . . . . . . 15

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                                                                            PAGE
               Shelf Registration Statement. . . . . . . . . . . . . . . . . 15
               Note Register . . . . . . . . . . . . . . . . . . . . . . . . 15
               Stated Maturity . . . . . . . . . . . . . . . . . . . . . . . 15
               Subsidiary. . . . . . . . . . . . . . . . . . . . . . . . . . 15
               Transfer Notice . . . . . . . . . . . . . . . . . . . . . . . 15
               Transaction Date. . . . . . . . . . . . . . . . . . . . . . . 15
               Triggering Event. . . . . . . . . . . . . . . . . . . . . . . 15
               Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
               Trust Indenture Act . . . . . . . . . . . . . . . . . . . . . 16
               U.S. Government Obligations . . . . . . . . . . . . . . . . . 16
               Unrestricted Notes Certificate. . . . . . . . . . . . . . . . 16
               Unrestricted Subsidiary . . . . . . . . . . . . . . . . . . . 16
               Vice President. . . . . . . . . . . . . . . . . . . . . . . . 16

SECTION 1.02.  Compliance Certificates and Opinions. . . . . . . . . . . . . 16
SECTION 1.03.  Form of Documents Delivered to Trustee. . . . . . . . . . . . 17
SECTION 1.04.  Acts of Holders . . . . . . . . . . . . . . . . . . . . . . . 18
SECTION 1.05.  Notices, etc. to Trustee and Company. . . . . . . . . . . . . 19
SECTION 1.06.  Notice to Holders; Waiver . . . . . . . . . . . . . . . . . . 19
SECTION 1.07.  Conflict with Trust Indenture Act . . . . . . . . . . . . . . 20
SECTION 1.08.  Effect of Headings and Table of Contents. . . . . . . . . . . 20
SECTION 1.09.  Successors and Assigns. . . . . . . . . . . . . . . . . . . . 20
SECTION 1.10.  Separability Clause . . . . . . . . . . . . . . . . . . . . . 20
SECTION 1.11.  Benefits of Indenture . . . . . . . . . . . . . . . . . . . . 20
SECTION 1.12.  Governing Law . . . . . . . . . . . . . . . . . . . . . . . . 21
SECTION 1.13.  Legal Holidays. . . . . . . . . . . . . . . . . . . . . . . . 21

                                   ARTICLE TWO

                                   NOTE FORMS

SECTION 2.01.  Forms Generally . . . . . . . . . . . . . . . . . . . . . . . 21
SECTION 2.02.  Form of Reverse of Notes. . . . . . . . . . . . . . . . . . . 28
SECTION 2.03.  Form of Trustee's Certificate . . . . . . . . . . . . . . . . 34
SECTION 2.04.  Book-Entry Provisions for Notes . . . . . . . . . . . . . . . 34

                                  ARTICLE THREE

                                    THE NOTES

Section 3.01.  Title and Terms . . . . . . . . . . . . . . . . . . . . . . . 36
Section 3.02.  Denominations . . . . . . . . . . . . . . . . . . . . . . . . 37
Section 3.03.  Execution, Authentication, Delivery and Dating. . . . . . . . 37
Section 3.04.  Temporary Notes . . . . . . . . . . . . . . . . . . . . . . . 39
Section 3.05.  Global Notes. . . . . . . . . . . . . . . . . . . . . . . . . 39
Section 3.06.  Registration, Registration of Transfer and
               Exchange Generally; Certain Transfers and
               Exchanges; Securities Act Legends . . . . . . . . . . . . . . 41

Section 3.07.  Mutilated, Destroyed, Lost and Stolen Notes . . . . . . . . . 46
Section 3.08.  CUSIP Numbers . . . . . . . . . . . . . . . . . . . . . . . . 47
Section 3.09.  Persons Deemed Owners . . . . . . . . . . . . . . . . . . . . 47
Section 3.10.  Cancellation. . . . . . . . . . . . . . . . . . . . . . . . . 47

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                                                                            PAGE
                                  ARTICLE FOUR

                                  MISCELLANEOUS

SECTION 4.01.  Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . 48

                                  ARTICLE FIVE

                           SATISFACTION AND DISCHARGE
SECTION 5.01. Satisfaction and Discharge of Indenture. . . . . . . . . . . . 48
SECTION 5.02. Defeasance Upon Deposit of Moneys or U.S.
               Government Obligations. . . . . . . . . . . . . . . . . . . . 49
SECTION 5.03.  Application of Trust Money. . . . . . . . . . . . . . . . . . 50

                                   ARTICLE SIX

                           REMEDIES OF THE TRUSTEE AND
                           HOLDERS ON EVENT OF DEFAULT

SECTION 6.01.  Events of Default . . . . . . . . . . . . . . . . . . . . . . 51
SECTION 6.02.  Acceleration of Maturity; Rescission and Annulment. . . . . . 52
SECTION 6.03.  Collection of Indebtedness and Suits
               for Enforcement by Trustee. . . . . . . . . . . . . . . . . . 53
SECTION 6.04.  Trustee May File Proofs of Claim. . . . . . . . . . . . . . . 53
SECTION 6.05.  Trustee May Enforce Claims Without
               Possession of Notes . . . . . . . . . . . . . . . . . . . . . 54
SECTION 6.06.  Application of Money Collected. . . . . . . . . . . . . . . . 54
SECTION 6.07.  Limitation on Suits . . . . . . . . . . . . . . . . . . . . . 55
SECTION 6.08.  Unconditional Right of Holders to Receive Principal.. . . . . 56
SECTION 6.09.  Restoration of Rights and Remedies. . . . . . . . . . . . . . 56
SECTION 6.10.  Rights and Remedies Cumulative. . . . . . . . . . . . . . . . 56
SECTION 6.11.  Delay or Omission Not Waiver. . . . . . . . . . . . . . . . . 56
SECTION 6.12.  Control by Holders. . . . . . . . . . . . . . . . . . . . . . 57
SECTION 6.13.  Waiver of Past Defaults . . . . . . . . . . . . . . . . . . . 57
SECTION 6.14.  Undertaking for Costs . . . . . . . . . . . . . . . . . . . . 57
SECTION 6.15.  Waiver of Stay or Extension Laws. . . . . . . . . . . . . . . 58

                                  ARTICLE SEVEN

                                   THE TRUSTEE

SECTION 7.01.  Certain Duties and Responsibilities . . . . . . . . . . . . . 58
SECTION 7.02.  Notice of Defaults. . . . . . . . . . . . . . . . . . . . . . 59
SECTION 7.03.  Certain Rights of Trustee . . . . . . . . . . . . . . . . . . 60
SECTION 7.04.  Not Responsible for Recitals or Issuance of Notes. . . .. . . 61
SECTION 7.05.  May Hold Notes. . . . . . . . . . . . . . . . . . . . . . . . 61
SECTION 7.06.  Money Held in Trust . . . . . . . . . . . . . . . . . . . . . 61
SECTION 7.07.  Compensation and Reimbursement. . . . . . . . . . . . . . . . 62
SECTION 7.08.  Disqualification; Conflicting Interests . . . . . . . . . . . 62
SECTION 7.09.  Corporate Trustee Required; Eligibility . . . . . . . . . . . 62
SECTION 7.10.  Resignation and Removal; Appointment of Successor. .  . . . . 63

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                                                                            PAGE

SECTION 7.11.  Acceptance of Appointment by Successor. . . . . . . . . . . . 64
SECTION 7.12.  Merger, Conversion, Consolidation
               or Succession to Business . . . . . . . . . . . . . . . . . . 65
SECTION 7.13.  Preferential Collection of Claims
               Against Company . . . . . . . . . . . . . . . . . . . . . . . 65

                                  ARTICLE EIGHT

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 8.01.  Company to Furnish Trustee Names
               and Addresses of Holders. . . . . . . . . . . . . . . . . . . 69
SECTION 8.02.  Preservation of Information;
               Communications to Holders . . . . . . . . . . . . . . . . . . 70
SECTION 8.03.  Reports by Trustee. . . . . . . . . . . . . . . . . . . . . . 71
SECTION 8.04.  Reports by Company. . . . . . . . . . . . . . . . . . . . . . 73

                                  ARTICLE NINE

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 9.01.  Company May Consolidate, etc.
               Only on Certain Terms . . . . . . . . . . . . . . . . . . . . 74
SECTION 9.02.  Successor Corporation Substituted . . . . . . . . . . . . . . 75

                                   ARTICLE TEN

                             SUPPLEMENTAL INDENTURES

SECTION 10.01. Supplemental Indentures without Consent of Holders . . .. . . 75
SECTION 10.02. Supplemental Indentures with Consent of Holders . . . . . . . 76
SECTION 10.03. Execution of Supplemental Indentures. . . . . . . . . . . . . 77
SECTION 10.04. Effect of Supplemental Indentures . . . . . . . . . . . . . . 77
SECTION 10.05. Conformity with Trust Indenture Act . . . . . . . . . . . . . 77
SECTION 10.06. Reference in Notes to
                Supplemental Indentures. . . . . . . . . . . . . . . . . . . 77

                                 ARTICLE ELEVEN

                                    COVENANTS

SECTION 11.01. Payment of Principal and Premium. . . . . . . . . . . . . . . 78
SECTION 11.02. Maintenance of Office or Agency . . . . . . . . . . . . . . . 78
SECTION 11.03. Money for Notes Payments to Be Held in Trust . . . . . .. . . 78
SECTION 11.04. Corporate Existence . . . . . . . . . . . . . . . . . . . . . 80
SECTION 11.05. Payment of Taxes and Other Claims . . . . . . . . . . . . . . 80
SECTION 11.06. Maintenance of Properties . . . . . . . . . . . . . . . . . . 80
SECTION 11.07. Waiver of Certain Covenants . . . . . . . . . . . . . . . . . 80

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


                                                                            PAGE

SECTION 11.08. Statement by Officers as to Default . . . . . . . . . . . . . 81
SECTION 11.09. Further Assurances. . . . . . . . . . . . . . . . . . . . . . 81
SECTION 11.10. Restrictions on Mergers, Sales and Consolidations. . . . . .  81
SECTION 11.11. Restrictions on Dividends and Other Payments. . . . . . . . . 81
SECTION 11.12. Limitation on Transactions with Affiliates. . . . . . . . . . 83
SECTION 11.13. Limitation on Indebtedness. . . . . . . . . . . . . . . . . . 83
SECTION 11.14. Investments in Affiliates and
               Subsidiaries. . . . . . . . . . . . . . . . . . . . . . . . . 84

                                 ARTICLE TWELVE

            RIGHT TO REQUIRE REPURCHASE OF THE NOTES

SECTION 12.01. Right to Require Repurchase of Notes. . . . . . . . . . . . . 84

                                ARTICLE THIRTEEN

                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

SECTION 13.01. Exemption from Individual Liability . . . . . . . . . . . . . 85

                                ARTICLE FOURTEEN

                          MEETINGS OF HOLDERS OF Notes

SECTION 14.01. Purposes of Meetings. . . . . . . . . . . . . . . . . . . . . 86
SECTION 14.02. Call of Meetings by Trustee . . . . . . . . . . . . . . . . . 86
SECTION 14.03. Call of Meetings by Company or Holders. . . . . . . . . . . . 87
SECTION 14.04. Qualification for Voting. . . . . . . . . . . . . . . . . . . 87
SECTION 14.05. Quorum; Adjourned Meetings. . . . . . . . . . . . . . . . . . 88
SECTION 14.06. Regulations . . . . . . . . . . . . . . . . . . . . . . . . . 88
SECTION 14.07. Voting Procedure. . . . . . . . . . . . . . . . . . . . . . . 89
SECTION 14.08. Written Consent in Lieu of Meetings . . . . . . . . . . . . . 89
SECTION 14.09. No Delay of Rights by Meeting . . . . . . . . . . . . . . . . 90

TESTIMONIUM. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
SIGNATURES AND SEALS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
ACKNOWLEDGMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

ANNEX A     Form of Regulation S Notes Certificate . . . . . . . . . . . . . .
ANNEX B     Form of Restricted Notes Certificate . . . . . . . . . . . . . . .
ANNEX C     Form of Unrestricted Notes Certificate . . . . . . . . . . . . . .
ANNEX D     Form of Transfer Notice. . . . . . . . . . . . . . . . . . . . . .

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



                  INDENTURE, dated as of January 15, 1998, from CENTURY COMMUNICATIONS CORP., a corporation duly organized and existing under the laws of the State of New Jersey (the "Company"), having its principal office at 50 Locust Avenue, New Canaan, Connecticut 06840, to FIRST TRUST OF CALIFORNIA, NATIONAL ASSOCIATION, a national banking association duly organized and existing under the laws of the United States, as Trustee (the "Trustee").

                             RECITALS OF THE COMPANY

                  The Company has duly authorized the creation of the issue of Senior Discount Notes Due January 15, 2008, Series A (the "Series A Notes" or the "Initial Notes"), and an issue of Senior Discount Notes Due January 15, 2008, Series B (the "Series B Notes" or the "Exchange Notes", and together with the Initial Notes, the "Notes"), of substantially the same tenor and amount as hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture and the Notes.

                  All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes as follows:

                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 1.01.  Definitions.

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act or by Commission rule under the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP; and




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                  (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  Certain terms, used principally in Article Seven, are defined in that Article.

                  "Accreted Value" of a Note, as of any date, will be the sum of
(i) the Issue Price of such Note and (ii) the portion of the accrued OID through the date of determination, such portion to be determined on a semi-annual bond equivalent basis.

                  "Act", when used with respect to any Holder, has the meaning specified in Section 1.04.

                  "Advance" means any direct or indirect advance, loan, guarantee, transfer (pursuant to contract or otherwise) or other extension of credit or capital contribution (in cash or other property) by the Company or any Subsidiary, as the case may be, to, or any purchase or other acquisition by such Person of any Capital Stock, equity or other ownership interests, bonds, notes, debentures or other securities of, any Subsidiary or any other Affiliate of the Company, as the case may be, but not including: (i) any Advance from the Company or any Subsidiary to any Affiliate for use by such Affiliate in the ordinary course of its business on terms that are no less favorable to the Company or such Subsidiary than those that could have been obtained in a comparable transaction by the Company or such Subsidiary from a Person who is not an Affiliate, or (ii) any Advance from the Company or any directly or indirectly 90%-owned Subsidiary to any other directly or indirectly 90%-owned Subsidiary or the Company. For purposes of subclause (i) of this definition, expenditures in the ordinary course of business shall mean and include expenditures for working capital, capital improvements and acquisitions in the communications and media fields whether by purchase of assets, capital stock or partnership or other equity interests or by the formation of joint ventures, partnerships or other entities.

                  "Affiliate" of any specified Person shall mean any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), when used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities or by agreement or otherwise.

                  "Agent Member" means any member of, or participant in, the Depositary.

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                  "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Note or beneficial interest therein, the rules and procedures of the Depositary for such Global Note, Euroclear and Cedel, in each case to the extent applicable to such transaction and as in effect from time to time.

                  "Asset Sale" means the sale, transfer or other disposition (other than to the Company or any of its Subsidiaries) in any single transaction or series of related transactions of (a) any Capital Stock of any Subsidiary,
(b) all or substantially all of the assets of the Company or any Subsidiary or
(c) all or substantially all of the assets of a division, line of business, or comparable business segment of the Company or any Subsidiary.

                  "Authorized Newspaper" shall mean a newspaper of general circulation in the Borough of Manhattan, The City of New York, and customarily published on each Business Day, currently expected to be The Wall Street Journal (National Edition). Where successive publications are required to be made in an Authorized Newspaper, the successive publications may be made in the same or different newspapers meeting the foregoing requirements and in each case on any Business Day.

                  "Base Date", with respect to any Triggering Event, shall mean the date which is 60 days prior to the occurrence of such Triggering Event.

                  "B Minus" shall mean, with respect to ratings by Standard & Poor's Corporation, a rating of B- and, with respect to ratings by Moody's Investor Service, Inc., a rating of B3, or the equivalent thereof by any substitute agency, as provided in Section 12.01.

                  "B Plus" shall mean, with respect to ratings by Standard & Poor's Corporation, a rating of B+ and, with respect to ratings by Moody's Investor Service, Inc., a rating of B1, or the equivalent thereof by any substitute agency, as provided in Section 12.01.

                  "Board of Directors" means either the board of directors of the Company or any committee of that board duly authorized to act hereunder.

                  "Board Resolution" means a copy of a resolution or resolutions certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Trustee.

                  "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and

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Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law to close.

                  "Capitalized Lease Obligation" shall mean, as applied to any Person, any lease of any Property (whether real, personal or mixed) by that Person or lessee which, in conformity with GAAP, is required to be accounted for as a capital lease on the balance sheet of that Person.

                  "Capital Stock" means, in respect of any Person, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) corporate stock and any and all equity, beneficial or ownership interests in, or participations or other equivalents in, any partnership, association, joint venture or other business entity.

                  "Cash Flow Available for Interest Expense" means, for any Person, for any period, (A) the sum of the amount for such period of (i) Net Income, (ii) Interest Expense, (iii) provisions for taxes based on income (excluding taxes related to gains and losses excluded from the definition of Net Income), (iv) depreciation expense, (v) amortization expense, and (vi) any other non-cash items reducing the Net Income of such Person for such period, minus (B) all non-cash items increasing Net Income of such Person, all as determined in accordance with GAAP; provided that if, during such period, such Person shall have made any Asset Sale, Cash Flow Available for Interest Expense of such Person for such period shall be reduced by an amount equal to the Cash Flow Available for Interest Expense (if positive) directly attributable to the assets which are the subject of such Asset Sale for the period subsequent to such sale or increased by an amount equal to the Cash Flow Available for Interest Expense (if negative) directly attributable thereto for such period.

                  "Cedel" means Cedel Bank, S.A. (or any successor securities clearing agency).

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by

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its Treasurer, an Assistant Treasurer, its Secretary or an
Assistant Secretary, and delivered to the Trustee.

                  "Consolidated Cash Flow Available for Interest Expense" means, for any Person, for any period, (A) the sum of the amount for such period of (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) provisions for taxes based on income (excluding taxes related to gains and losses excluded from the definition of Consolidated Net Income or Net Income), (iv) depreciation expense, (v) amortization expense, and (vi) any other non-cash items reducing the Consolidated Net Income of such Person for such period, minus (B) all non-cash items increasing Consolidated Net Income of such Person for such period; all as determined on a consolidated basis for such Person and its Subsidiaries in accordance with GAAP; provided that if, during such period, the Company or any of its Subsidiaries shall have made any Asset Sale, Consolidated Cash Flow Available for Interest Expense of the Company for such period shall be reduced by an amount equal to the Consolidated Cash Flow Available for Interest Expense (if positive) directly attributable to the assets which are the subject of such Asset Sale for the period subsequent to such sale or increased by an amount equal to the Consolidated Cash Flow Available for Interest Expense (if negative) directly attributable thereto for such period.

                  "Consolidated Interest Expense" of any Person means, with respect to any period, the aggregate Interest Expense of such Person and its Subsidiaries, determined on a consolidated basis in accordance with GAAP; provided, however, that Consolidated Interest Expense of the Company shall only include the Interest Expense of any Subsidiary of the Company which, at the date of determination of the Interest Expense Ratio of the Company, has an Interest Expense Ratio of less than 1.50 to 1.0.

                  "Consolidated Net Income", with respect to any specified Person means for any period, the aggregate of the Net Income of such specified Person and its Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided that (i) the Net Income of any other Person which is not a Subsidiary or is accounted for by such specified Person by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid to such specified Person or a Subsidiary, and
(ii) the Net Income of any other Person acquired by such specified Person or a Subsidiary of such Person in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded and (iii) the Net Income (if positive) of any Subsidiary that is subject to restrictions, direct or indirect, on the payment of dividends or the making of distributions to such specified Person shall be excluded to the extent of such restrictions.

                  "Corporate Trust Office" means the principal office of the Trustee in Los Angeles, California at which at any particular time its corporate trust business shall be administered provided

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



that with respect to registration, transfer, exchange and payment of Notes Corporate Trust Office means the corporate trust office of First Trust, National Association in St. Paul, Minnesota, or such other office or agency designated by the Trustee.

                  "Corporation" includes corporations, associations, companies and business trusts.

                  "Currency Agreement" means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect against fluctuations in currency values.

                  "Debt" of any Person means (without duplication) any indebtedness, contingent or otherwise, in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), or evidenced by bonds, notes, debentures or similar instruments or representing the balance deferred and unpaid of the purchase price of any property (except any such balance that constitutes a trade payable or an accrued liability arising in the ordinary course of business that is not overdue by more than 120 days or that is being contested in good faith), if and to the extent any of the foregoing indebtedness would appear as a liability upon a balance sheet of the Company in accordance with GAAP.

                  "Depositary" means, with respect to the Notes issued in the form of one or more Global Notes, DTC, its nominees and successors, or another Person designated as Depositary by the Company, which must be a clearing agency registered under the Exchange Act.

                  "Designated Downgrading" means (i) in the event that the rating of the Notes by both Rating Agencies on any Base Date is equal to or higher than B Plus, the reduction of such rating by either or both Rating Agencies on the date of the relevant event or transaction resulting in the Class A Common Stock of the Company being held of record by less than 300 holders (or, if the rating on such date does not reflect the effect of such event or transaction, then on the earliest date on which such rating shall reflect the effect of such event or transaction) (as applicable, the "Triggering Event Date") to a rating equal to or lower than a B Minus; and (ii) in the event that on any Base Date the rating of the Notes by either or both Rating Agencies is lower than B Plus, the reduction of such rating by either or both Rating Agencies to a lower rating. In determining whether a rating has been reduced, a reduction of a gradation (+ and - for S&P and 1, 2 and 3 for Moody's or the equivalent thereof by any substitute rating agency as provided in Section 12.01) shall be taken into account.

                  "Discharged" shall have the meaning assigned to such term in
Section 5.02 hereof.

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                  "DTC" means The Depository Trust Company, a New York
corporation.

                  "Euroclear" means the Euroclear Clearance System (or any successor securities clearing agency).

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute.

                  "Exchange Notes" or "Series B Notes" shall have the meanings assigned to such terms in the Recitals.

                  "Exchange Offer" means the exchange offer by the Company of Exchange Notes for Series A Notes to be effected pursuant to Section 2.1 of the Registration Rights Agreement.

                  "Exchange Offer Registration Statement" has the meaning set forth in the Registration Rights Agreement.

                  "Event of Default" has the meaning specified in Section
6.01.

                  "GAAP" shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession as in effect on the date of this Indenture.

                  "Global Note" means a Note that is registered in the Note Register in the name of a Depositary or a nominee thereof.

                  "Holder" means a Person in whose name a Note is registered in the Note Register.

                  "Incurrence" shall have the meaning assigned to such term in
Section 11.13 hereof.

                  "Indebtedness" of any Person shall mean the Debt of such Person and shall also include, to the extent not otherwise included, any Capitalized Lease Obligation, the maximum fixed repurchase price of any Redeemable Stock, Indebtedness secured by a Lien to which the property or assets owned or held by the Company are subject (whether or not the obligations secured thereby shall have been assumed), guarantees of items that would constitute Indebtedness under this definition (whether or not such items would appear upon the balance sheet of such Person), letters of credit and letter of credit reimbursement obligations (whether or not such items would appear on such balance sheet), and obligations in respect of Currency Agreements and Interest Swap Obligations, and any renewal, extension, refunding or amendment of any of the foregoing. For purposes of the preceding

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sentence, the maximum fixed repurchase price shall be calculated in accordance with the terms of such Redeemable Stock as if such Redeemable Stock were repurchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture, and if such price is based upon or measured by the fair market value of such Redeemable Stock (or any equity security for which it may be exchanged or converted), such fair market value shall be determined in good faith by the Board of Directors. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and the maximum liability of any such contingent obligations at such date.

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

                  "Initial Notes" or "Series A Notes" shall have the meanings assigned to such terms in the Recitals.

                  "Initial Purchaser" means Merrill Lynch, Pierce, Fenner & Smith Incorporated.

                  "Initial Regulation S Notes" means the Notes sold by the Initial Purchaser in the initial offering contemplated by the Purchase Agreement in reliance on Regulation S.

                  "Interest Expense" of any Person shall mean, for any period, the aggregate amount of (i) interest in respect of Indebtedness of such Person (including amortization of original issue discount on any Indebtedness and the interest portion of any deferred payment obligation, calculated in accordance with the effective interest method of accounting, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and the net costs associated with Interest Swap Obligations and Currency Agreements), (ii) all but the principal component of rentals in respect of Capitalized Lease Obligations, paid, accrued or scheduled to be paid or accrued by such Person during such period, and (iii) any dividends or distributions paid on any Redeemable Stock of such Person, all as determined in accordance with GAAP.

                  "Interest Expense Ratio" shall mean, for the Company, the ratio of (i) the aggregate amount of Consolidated Cash Flow Available for Interest Expense of the Company for the four fiscal quarters for which financial information in respect thereof is available immediately prior to the date of the transaction giving rise to the need to calculate the Interest Expense Ratio (the "Transaction Date") to (ii) the aggregate Consolidated Interest Expense which the Company will accrue during the fiscal quarter in which the Transaction Date occurs and the three fiscal quarters immediately subsequent to such fiscal quarter, assuming

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the Consolidated Interest Expense accruing on the amount of the Company's
Indebtedness on the Transaction Date and reasonably anticipated by the Company in good faith to be outstanding from time to time during such period (assuming the continuation of market interest rate levels prevailing on the Transaction Date in any calculation of Interest Expense relating to Indebtedness the interest on which is a function of such market interest rate levels). "Interest Expense Ratio" shall mean, for any other Person, the ratio of (i) the aggregate amount of Cash Flow Available for Interest Expense of such other Person for the four fiscal quarters for which financial information in respect thereof is available immediately prior to the relevant Transaction Date to (ii) the aggregate Interest Expense which such other Person will accrue during the fiscal quarter in which the Transaction Date occurs and the three fiscal quarters immediately subsequent to such fiscal quarter, assuming the Interest Expense accruing on the amount of such other Person's Indebtedness on the Transaction Date and reasonably anticipated by such other Person in good faith to be outstanding from time to time during such period (assuming the continuation of market interest rate levels prevailing on the Transaction Date in any calculation of Interest Expense relating to Indebtedness the interest on which is a function of such market interest rate levels).

                  "Interest Swap Obligations" shall mean the obligations of any Person pursuant to any arrangement with any other Person whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such Person calculated by applying a fixed or a floating rate of interest on the same notional amount.

                  "Issue Price", with respect to the Notes, means $412.66 per $1,000 principal amount at the Stated Maturity of the Notes (41.266% of the principal amount at the Stated Maturity).

                  "Lien" shall mean any lien, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

                  "Maturity", when used with respect to the Notes, means the date on which the principal of or premium, if any, on the Notes become due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration or otherwise.

                  "Net Income" of any Person means the net income (loss) of such Person, determined in accordance with GAAP, excluding, however, any gain (but not loss) realized upon the sale or other disposition (including, without limitation, dispositions pursuant to sale and leaseback transactions) of any real property or

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equipment of such Person which is not sold or otherwise disposed of in the ordinary course of business and any gain (but not loss) realized upon the sale or other disposition of any Capital Stock of such Person or a Subsidiary of such Person.

                  "New York Corporate Trust Office" means the office or agency of the Trustee designated by the Trustee from time to time in New York, New York.

                  "Notes" has the meaning stated in the first Recital of this Indenture and more particularly means any Notes authenticated and delivered under this Indenture.

                  "OID" or "Original Issue Discount" of any Note means the excess of the "stated redemption price at maturity" of such Note, as defined in
Section 1273 of the Internal Revenue Code of 1986, as amended, or any successor provisions, and the applicable Treasury Regulations thereunder, whether denominated as principal or interest, over the Issue Price thereof.

                  "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company.

                  "Outstanding", when used with respect to the Notes, means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture, except:

                  (i) Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

             (ii) Notes or portions thereof for whose payment, as provided in
         Section 5.02 hereof, U.S. Government Obligations, in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or, except for purposes of
         Section 5.01, set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Notes; and

            (iii) Notes which have been paid pursuant to Section 3.07 or in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, including Initial Notes exchanged for Exchange Notes pursuant to an Exchange Offer as contemplated by Section 3.01, and other than any such Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Notes are held by a bona fide

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



         purchaser in whose hands such Notes are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether a quorum is present at a meeting of Holders of Notes, (i) the principal amount that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the maturity thereof pursuant to Section 6.01 and (ii) Notes owned by the Company or any other obligor upon the Notes or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, or upon such determination as to the presence of a quorum, only Notes which the Trustee knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Company or any other obligor upon the Notes or any Affiliate of the Company or of such other obligor.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of and premium, if any, on any Notes on behalf of the Company.

                  "Permitted Investment" means any investment after November 10, 1988 (a) which when aggregated with all other outstanding Permitted Investments does not exceed the aggregate of $50 million (excluding amounts which may be used to acquire up to 100% of the interests in the non-wireline cellular telephone systems in Elkhart, Indiana, Lincoln, Nebraska and Charlottesville and Lynchburg, Virginia) plus (i) the amount of Proceeds from the issuance or sale of Capital Stock of the Company after November 15, 1988, (ii) the amount of Proceeds from the issuance of indebtedness which is converted or exchanged for Capital Stock of the Company after November 15, 1988, and (iii) amounts from dividends or distributions made to the Company or any Restricted Subsidiary from an Unrestricted Subsidiary after November 15, 1988, and (b) which is (i) loaned or contributed to any Affiliate controlled, directly or indirectly, by the Company in the ordinary course of business on terms that are no less favorable to the Company or the Restricted Subsidiary than those that could have been obtained in a comparable transaction by the Company or such Restricted Subsidiary from a Person who is not an Affiliate, or (ii) (A) loaned or contributed to any Unrestricted Subsidiary or (B), made by way of a guarantee by the Company or a Restricted Subsidiary of Indebtedness of an Unrestricted Subsidiary. A Permitted Investment in an Unrestricted Subsidiary

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will be deemed to be no longer outstanding if such Unrestricted Subsidiary has been classified a Restricted Subsidiary.

                  "Person" means any individual, corporation, limited liability company, partnership, joint venture, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Place of Payment", when used with respect to the Notes, means the place or places where the principal of and premium, if any, on the Notes are payable as specified as contemplated by Section 3.01.

                  "Predecessor Note" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 3.07 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

                  "Physical Note" has the meaning set forth in
Section 2.04.

                  "Principal" of any Note, on any day and for any purpose means the amount (including, without limitation, any accrued OID) that is payable with respect to such Note as of such date and for such purpose.

                  "Principal amount" of any Note means the principal amount as set forth on the face of such Note.

                  "Proceeds" shall mean, with respect to any issuance or sale of securities, cash or the fair market value of property other than cash (as determined by the Board of Directors whose determination shall be evidenced by a resolution of the Board of Directors filed with the Trustee) received in connection therewith.

                  "Pro Forma Operating Cash Flow" shall mean, for any period,
(A) the sum of the amount for such period of (i) Net Income, (ii) Interest Expense, (iii) provisions for taxes based on income (excluding taxes related to gains and losses excluded from the definition of Consolidated Net Income or Net Income), (iv) depreciation expense, (v) amortization expense, and (vi) any other non-cash items reducing the Net Income of such Person for such period, minus (B) all non-cash items increasing Net Income of such Person for such period, all as determined on a consolidated basis for the Company and its Restricted Subsidiaries in accordance with GAAP after giving effect to the following: (i) if, during such period, the Company or any of its Restricted Subsidiaries shall have made any Asset Sale, Pro Forma Operating Cash Flow of the Company for such period shall be reduced by an amount equal to the Pro Forma Operating Cash Flow

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(if positive) directly attributable to the assets which are the subject of such
Asset Sale for the period subsequent to such sale or increased by an amount equal to the Pro Forma Operating Cash Flow (if negative) directly attributable thereto for such period and (ii) if, during such period, Indebtedness is incurred by the Company or any of its Restricted Subsidiaries for or in connection with the acquisition of any Person or business which immediately after acquisition is a Subsidiary or whose assets are held directly by the Company or a Subsidiary, Pro Forma Operating Cash Flow shall be computed so as to give pro forma effect to the acquisition of such Person or business.

                  "Purchase Agreement" means the Purchase Agreement dated as of January 8, 1998, between the Company and the Initial Purchaser, as such agreement may be amended from time to time.

                  "Rating Agency" means either Standard & Poor's
Corporation or its successor ("S&P") or Moody's Investors
Service, Inc. or its successor ("Moody's").

                  "Redeemable Stock" means any Capital Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to Maturity of the Notes.

                  "Registered Notes" means the Exchange Notes and all other Notes sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act, together with their respective Successor Notes.

                  "Registration Rights Agreement" means the Registration Rights Agreement, dated as of January 15, 1998, between the Company and the Initial Purchaser, as such agreement may be amended from time to time.

                  "Registration Statement" means an Exchange Offer Registration Statement or a Shelf Registration Statement.

                  "Regulation S" means Regulation S under the Securities Act (or any successor provision), as it may be amended from time to time.

                  "Regulation S Certificate" means a certificate substantially in the form set forth in Annex A hereto.

                  "Regulation S Legend" means a legend substantially in the form of the legend required in the form of Note set forth in Section 2.01 to be placed upon a Regulation S Global Note.

                  "Regulation S Notes" means all Notes required pursuant to
Section 3.06(c) to bear a Regulation S Legend. Such term includes the Regulation S Global Note.

                  "Repurchase Date" shall have the meaning assigned to such term in Section 12.01 hereof.

                  "Repurchase Notice" shall have the meaning assigned to such term in Section 12.01 hereof.

                  "Reporting Date" shall mean the date (and each successive anniversary thereof) established by a Board Resolution pursuant to Section 3.01 which shall be a date no more than ten months from the date of the initial issuance of the Notes.

                  "Responsible Officer" when used with respect to the Trustee, means any officer assigned to and working in the corporate trust department of the Trustee, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

                  "Restricted Notes" means all Notes required pursuant to
Section 3.06(c) to bear a Restricted Notes Legend. Such term includes the Restricted Global Note.

                  "Restricted Notes Certificate" means a certificate substantially in the form set forth in Annex B hereto.

                  "Restricted Notes Legend" means a legend substantially in the form of the legend required in the form of Note set forth in Section 2.01 to be placed upon a Restricted Note.

                  "Restricted Payments" shall have the meaning assigned to such term in Section 11.11.

                  "Restricted Period" means the period of 41 consecutive days beginning on and including the later of (i) the day on which Notes are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (ii) the day on which the closing of the offering of Notes pursuant to the Purchase Agreement occurs.

                  "Restricted Subsidiary" means (a) any Subsidiary of the Company, whether existing on or after the date of the Indenture, unless such Subsidiary is an Unrestricted Subsidiary or shall have been classified as an Unrestricted Subsidiary by a resolution adopted by the Board of Directors of the Company and (b) an Unrestricted Subsidiary which is reclassified as a Restricted Subsidiary by a resolution adopted by the Board of Directors of the Company, provided that on and after the date of such reclassification such Unrestricted Subsidiary shall not incur Indebtedness other than that permitted to be incurred by a Restricted Subsidiary under the provisions of the Indenture. Notwithstanding the foregoing, Century-ML Cable Venture and its Subsidiaries and Century Venture Corp. and its Subsidiaries shall be Restricted Subsidiaries unless any of the foregoing shall be reclassified as an Unrestricted Subsidiary pursuant to clause (d) of the definition of an Unrestricted Subsidiary.

                  "Rule 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

                  "Rule 144A Notes" means the Notes purchased by the Initial Purchaser from the Company pursuant to the Purchase Agreement, other than the Initial Regulation S Notes.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor statute.

                  "Securities Act Legend" means a Restricted Notes Legend or a Regulation S Legend.

                  "Shelf Registration Statement" has the meaning set forth in the Registration Rights Agreement.

                  "Note Register" and "Note Registrar" have the respective meanings specified in Section 3.06.

                  "Stated Maturity" means January 15, 2008, the date on which the principal of and premium, if any, on the Notes is due and payable.

                  "Subsidiary" of any specified Person means (i) a corporation a majority of whose Capital Stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by such Person or by such Person and a Subsidiary or Subsidiaries of such Person or by a Subsidiary or Subsidiaries of such Person or (ii) any other Person (other than a corporation) in which such Person or such Person and a Subsidiary or Subsidiaries of such Person or a Subsidiary or Subsidiaries of such Person, directly or indirectly, at the date of determination thereof has at least majority ownership interest.

                  "Transfer Notice" means a certificate substantially in the form set forth in Annex D hereto.

                  "Transaction Date" shall have the meaning assigned to such term in the definition of "Interest Expense Ratio" herein.

                  "Triggering Event" means the occurrence of any transaction or event or series of transactions or events which results in (a) the Class A Common Stock of the Company being held of record by less than three hundred holders and (b) a Designated

Downgrading. For purposes of clause (a) above, "held of record" shall have the meaning set forth in Rule 12g5-1 promulgated by the Commission under the Exchange Act.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, and as in force at the date as of which this instrument was executed, except as provided in Section 10.05.

                  "U.S. Government Obligations" has the meaning specified in Section 5.02.

                  "Unrestricted Notes Certificate" means a certificate substantially in the form set forth in Annex C hereto.

                  "Unrestricted Subsidiary" means (a) Century Cellular Holding Corp., provided that Century Cellular Holding Corp. may be reclassified as a Restricted Subsidiary pursuant to clause (b) of the definition of Restricted Subsidiary, (b) any Subsidiary as of the date of the Indenture which is not a Restricted Subsidiary, (c) any Subsidiary of an Unrestricted Subsidiary and (d) any Subsidiary organized or acquired after the date of the Indenture which is classified as an Unrestricted Subsidiary by a resolution adopted by the Board of Directors of the Company; provided that a Subsidiary may be classified as an Unrestricted Subsidiary only if immediately after the date of such classification, the Company and its Restricted Subsidiaries would have investments in such Subsidiary which would be Permitted Investments; and provided further, that, notwithstanding the foregoing, no Subsidiary which is a Restricted Subsidiary as of the date of the Indenture shall be reclassified as an Unrestricted Subsidiary or be a Subsidiary of an Unrestricted Subsidiary. Centennial Cellular is a subsidiary of Century Cellular Holding Corp. The Trustee shall be given prompt notice by the Company of each resolution adopted by the Board of Directors under this provision, together with a copy of each such resolution adopted.

                  "Vice President" when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

SECTION 1.02.  Compliance Certificates and Opinions.

                  Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent (including any covenants compliance with which constitutes a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent (including any covenants compliance with which constitutes a condition precedent), if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than annual certificates provided pursuant to Section 11.08) shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 1.03.  Form of Documents Delivered to Trustee.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or Opinion of Counsel, or representations by counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel or representation by counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 1.04.  Acts of Holders.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing or by the record of the Holders voting in favor thereof at any meeting of such Holders duly called and held in accordance with the provisions of Article Fourteen; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or any such record is delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments or such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or voting at such meeting. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company if made in the manner provided in this Section. The record of any meeting of Holders of Notes shall be proved in the manner provided in Section 14.07 and the record so proved shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof, or may be proved in such other manner as shall be deemed sufficient by the Trustee. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (c) The ownership of Notes shall be proved by the Note
Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

                  (e) The Company or the Trustee, as applicable, may set a date for the purpose of determining the Holders of Notes entitled to consent, vote or take any other action referred to in this Section 1.04, which date shall be not less than 10 days nor more than 60 days prior to the taking of the consent, vote or other action.

SECTION 1.05.  Notices, etc. to Trustee and Company.

                  Any request, demand, authorization, direction, notice, consent, waiver or Act of the Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office and, unless otherwise herein expressly provided, any such document shall be deemed to be sufficiently made, given, furnished or filed upon its receipt by a Responsible Officer of the Trustee, or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 1.06.  Notice to Holders; Waiver.

                  Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 1.07.  Conflict with Trust Indenture Act.

                  If any provision hereof limits, qualifies or conflicts with the duties imposed by any of Sections 310 to 317, inclusive, of the Trust Indenture Act through operation of Section 318(c), such imposed duties shall control.

SECTION 1.08.  Effect of Headings and Table of Contents.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.09.  Successors and Assigns.

                  All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 1.10.  Separability Clause.

                  In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.11.  Benefits of Indenture.

                  Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 1.12.  Governing Law.

                  This Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 1.13.  Legal Holidays.

                  In any case where the Stated Maturity of the Notes shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Notes) payment of principal of and premium, if any, on such Notes need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Stated Maturity.

                                   ARTICLE TWO

                                   NOTE FORMS

SECTION 2.01.  Forms Generally.

                  (a) The form of the face of any Initial Note authenticated and delivered hereunder shall be substantially as follows:

                  THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

                  THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF, (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN "OFFSHORE TRANSACTION" PURSUANT TO RULE 904 OF REGULATION S, (2) AGREES THAT IT WILL NOT PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS NOTE) OR THE LAST DAY ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAWS (THE "RESALE RESTRICTION TERMINATION DATE"), OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT

PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-US PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR
(E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE COMPANY, THE TRUSTEE, THE TRANSFER AGENT AND THE REGISTRAR SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A TRANSFER NOTICE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE COMPANY, THE TRUSTEE, THE TRANSFER AGENT AND THE REGISTRAR. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                  [IF THE NOTE IS A GLOBAL NOTE, THEN INSERT -- THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS
NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

                  [IF THE NOTE IS A GLOBAL NOTE AND DTC IS TO BE THE DEPOSITARY THEREFOR, THEN INSERT -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                  This Note has been issued with original issue discount for United States Federal income tax purposes. For purposes of Section 1275 of the United States Internal Revenue Code of 1986, as amended: (i) the issue date of this security is January 15, 1998, (ii) the issue price for this security is 41.266% of the face amount ($412.66 per $1,000 face amount), (iii) the total amount of the original issue discount for this security is 58.734% of the face amount ($587.34 per $1,000 face amount), and (iv) the yield to maturity for this security is 9.05%.

                          CENTURY COMMUNICATIONS CORP.

               SENIOR DISCOUNT NOTE DUE JANUARY 15, 2008, SERIES A

[IF RESTRICTED GLOBAL NOTE -- CUSIP Number [       ]]
[IF REGULATION S GLOBAL NOTE -- CUSIP Number [        ]]
[IF NON-GLOBAL NOTE -- CUSIP Number [       ]]

No. [            ]                                              $_______________

               SENIOR DISCOUNT NOTE DUE JANUARY 15, 2008, SERIES A

                                                              CUSIP NO. ________

No. ________                                                           $________


                  Century Communications Corp., a New Jersey corporation (the "Company" which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to _______________ or registered assigns, the principal sum of $_______________ United States dollars [IF THE NOTE IS A GLOBAL NOTE, THEN INSERT -- or such other principal amount (which, when taken together with the principal amounts at Maturity of all other Outstanding Notes, shall not exceed $605,000,000 in the aggregate at any one time) as may be set forth in the records of the Trustee hereinafter referred to in accordance with the Indenture], on January 15, 2008, at the office or agency of the Trustee referred to below.

                  The Holder of this Series A Note is entitled to the benefits of the Registration Rights Agreement dated as of January 15, 1998, between the Company and the Initial Purchaser, pursuant to which, subject to the terms and conditions thereof, the Company is obligated to consummate the Exchange Offer pursuant to which the Holder of this Note shall have the right to exchange this Note for Senior Discount Notes Due January 15, 2008, Series B (the "Series B Notes") in like principal amount as provided therein. The Series A Notes and the Series B Notes are together referred to as the "Notes". The Series A Notes rank pari passu in right of payment with the Series B Notes.

                  The principal of and premium, if any, on this Note shall be payable in immediately available funds and exchange or transfer of this Note, will be made at the office or agency of the Trustee in St. Paul, Minnesota maintained for that purpose, unless the Company shall maintain some other office or agency for such purposes and shall give the Trustee notice thereof, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of such principal of and premium, if any, on this Note may be made at the option of the Company by check payable in such money.

                  The Notes will mature on January 15, 2008 and may not be redeemed prior to maturity. The Notes shall not have the benefit of any sinking fund obligations.

                  Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof or by the authenticating agent appointed as provided in the Indenture by manual signature of an authorized signer, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the manual or facsimile signature of its authorized officers and its corporate seal to be affixed or reproduced hereon.

Dated:  _______________                     CENTURY COMMUNICATIONS CORP.

                                            By:
                                               ------------------------
[SEAL]                                         Name:
                                               Title:

Attest:


------------------------------
Authorized Officer

                  (b) The form of the face of any Series B Notes authenticated and delivered hereunder shall be substantially as follows:

                  [IF THE NOTE IS A GLOBAL NOTE, THEN INSERT -- THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS
NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

         [IF THE NOTE IS A GLOBAL NOTE AND DTC IS TO BE THE DEPOSITARY THEREFOR, THEN INSERT -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                          CENTURY COMMUNICATIONS CORP.

               SENIOR DISCOUNT NOTE DUE JANUARY 15, 2008, SERIES B

                                                       CUSIP NO. _______________

No. [            ]                                              $_______________

                   SENIOR NOTE DUE JANUARY 15, 2008, SERIES B

                  Century Communications Corp, a New Jersey corporation (the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _______________ or registered assigns, the principal sum of $_______________ United States dollars [IF THE NOTE IS A GLOBAL NOTE, THEN INSERT -- or such other principal amount (which, when taken together with the principal amounts at Maturity of all other Outstanding Notes, shall not exceed $605,000,000 in the aggregate at any one time) as may be set forth in the records of the Trustee hereinafter referred to in accordance with the Indenture], on January 15, 2008, at the office or agency of the Trustee referred to below.

                  This Series B Note was issued pursuant to the Exchange Offer pursuant to which Senior Discount Notes Due January 15, 2008, Series A (the "Series A Notes") in like principal amount were exchanged for Series B Notes. The Series B Notes rank pari passu in right of payment with the Series A Notes.

                  The principal of and premium, if any, on this Note shall be payable in immediately available funds and exchange or transfer of this Note, will be made at the office or agency of the Trustee in St. Paul, Minnesota maintained for that purpose, unless the Company shall maintain some other office or agency for such purposes and shall give the Trustee notice thereof, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of such principal and premium, if any, on this Note may be made at the option of the Company by check payable in such money.

                  REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

                  Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof or by the authenticating agent appointed as provided in the Indenture by manual signature of an authorized signer, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the manual or facsimile signature of its authorized officers and its corporate seal to be affixed or reproduced hereon.

Dated:  _______________                     CENTURY COMMUNICATIONS CORP.

                                            By:_________________________
[SEAL]                                         Name:
                                               Title:

Attest:


---------------------------
Authorized Officer

SECTION 2.02.              Form of Reverse of Notes.

                  (a) The form of the reverse of the Series A Notes shall be substantially as follows:

                          CENTURY COMMUNICATIONS CORP.

               SENIOR DISCOUNT NOTE DUE JANUARY 15, 2008, SERIES A

                  This Note is one of a duly authorized issue of Notes of the Company designated as its Senior Discount Notes Due January 15, 2008 (the "Notes"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $605,000,000, issued under and subject to the terms of an indenture (the "Indenture") dated as of January 15, 1998 among the Company and First Trust of California, National Association, as trustee (the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Notes, and of the terms upon which the Notes are, and are to be, authenticated and delivered.

                  Subject to certain conditions set out in the Indenture, the Company may, by the irrevocable deposit of money or U.S. Government Obligations or both, discharge its obligations with respect to the Notes and/or cease to be under any further obligation to comply with or be subject to certain covenants and provisions of the Indenture.

                  In the event of a Triggering Event, each Noteholder shall have the right, at such holder's option but subject to the provisions of Section
12.01 of the Indenture, to sell to the Company, and to require the Company to purchase, all or any part of such holder's Notes on the date (the "Repurchase Date") which is 115 days after the Triggering Event Date for an amount equal to 101% of the Accreted Value of such Notes on the date of purchase.

                  The Company shall mail by first-class mail, postage prepaid, to all holders of record of the Notes, within 30 days after a Triggering Event Date, a notice of the occurrence of such Triggering Event, specifying the date by which a holder of Notes must notify the Trustee of such holder's intention to exercise the repurchase right and setting forth the procedure which such holder must follow to exercise such right. The Company shall deliver a copy of such notice to the Trustee and shall cause a copy of such notice to be published in an Authorized Newspaper. Notes in denominations larger than $1,000 may be repurchased in part but only in whole multiples of $1,000.

                  Events of Default under the Indenture include the following: default in payment of principal of and premium, if any, on the Notes at the Stated Maturity; failure by the Company for 90 days after notice to it as provided in the Indenture to comply with any of its other covenants, conditions or agreements in the Indenture or the Notes; and certain events of bankruptcy, insolvency or reorganization. Subject to certain limitations in the Indenture, if an Event of Default occurs and is continuing, the Trustee or the holders of at least 25% of the aggregate principal amount of the Notes then Outstanding may declare the Accreted Value of the Notes as of the date of such Event of Default to be due and payable immediately. The Indenture provides that such declaration in certain events may be annulled by the holders of a majority in aggregate principal amount of the Notes then Outstanding. Noteholders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, holders of a majority in principal amount of the Notes then Outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Noteholders notice of any continuing default (except a default in payment of principal) if it determines that withholding notice is in their interests. The Company must furnish annual compliance certificates to the Trustee. The above description of Events of Default and remedies is qualified by reference and subject in its entirety to the more complete description thereof contained in the Indenture.

                  The Indenture permits, with certain exceptions (including certain amendments permitted without the consent of any Holders) as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of the Holders of all the Notes to waive compliance by the Company with certain provisions of the Indenture and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company or any other obligor on the Notes, which is absolute and unconditional, to pay the principal of and premium, if any, on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

                  As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes, the Holders of not less than 25% in principal amount of the Notes at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Notes at the time Outstanding a direction inconsistent with such request and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or premium, if any, hereon.

                  At any time when the Company is not subject to Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended (or any successor provision(s) thereto), upon the written request of a Holder of a Series A Note, the Company will promptly furnish or cause to be furnished such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act or 1933, as amended (the "Securities Act") (or any successor provision thereto), to such Holder or to a prospective purchaser of such Series A Note who such Holder informs the Company is reasonably believed to be a Qualified Institutional Buyer, as the case may be, in order to permit compliance by such Holder with Rule 144A under the Securities Act.

                  No service charge shall be made for any registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the Holder surrendering the same.

                  Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

                  All terms used in this Note which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                  (b) The form of the reverse of the Series B Notes shall be substantially as follows:

                          CENTURY COMMUNICATIONS CORP.

               SENIOR DISCOUNT NOTE DUE JANUARY 15, 2008, SERIES B

                  This Note is one of a duly authorized issue of Notes of the Company designated as its Senior Discount Notes Due January 15, 2008 (the "Notes"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount at Maturity to $605,000,000, issued under and subject to the terms of an indenture (the "Indenture") dated as of January 15, 1998 among the Company and First Trust of California, National Association, as trustee (the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Notes, and of the terms upon which the Notes are, and are to be, authenticated and delivered.

                  Subject to certain conditions set out in the Indenture, the Company may, by the irrevocable deposit of money or U.S. Government Obligations or both, discharge its obligations with respect to the Notes and/or cease to be under any further obligation to comply with or be subject to certain covenants and provisions of the Indenture.

                  In the event of a Triggering Event, each Noteholder shall have the right, at such holder's option but subject to the provisions of Section 12.01 of the Indenture, to sell to the Company, and to require the Company to purchase, all or any part of such holder's Notes on the date (the "Repurchase Date") which is 115 days after the Triggering Event Date for an amount equal to 101% of the Accreted Value of such Notes on the date of purchase.

                  The Company shall mail by first-class mail, postage prepaid, to all holders of record of the Notes, within 30 days after a Triggering Event Date, a notice of the occurrence of such Triggering Event, specifying the date by which a holder of Notes must notify the Trustee of such holder's intention to exercise the repurchase right and setting forth the procedure which such holder must follow to exercise such right. The Company shall deliver a copy of such notice to the Trustee and shall cause a copy of such notice to be published in an Authorized Newspaper. Notes in denominations larger than $1,000 may be repurchased in part but only in whole multiples of $1,000.

                  Events of Default under the Indenture include the following: default in payment of principal when due on the Notes (upon maturity, repurchase, or otherwise); failure by the Company for 90 days after notice to it as provided in the Indenture to comply with any of its other covenants, conditions or agreements in the Indenture or the Notes; and certain events of bankruptcy, insolvency or reorganization. Subject to certain limitations in the Indenture, if an Event of Default occurs and is continuing, the Trustee or the holders of at least 25% of the aggregate principal amount of the Notes then Outstanding may declare the Accreted Value of the Notes as of the date of such Event of Default to be due and payable immediately. The Indenture provides that such declaration in certain events may be annulled by the holders of a majority in aggregate principal amount of the Notes then Outstanding. Noteholders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, holders of a majority in principal amount of the Notes then Outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Noteholders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company must furnish annual compliance certificates to the Trustee. The above description of Events of Default and remedies is qualified by reference and subject in its entirety to the more complete description thereof contained in the Indenture.

                  The Indenture permits, with certain exceptions (including certain amendments permitted without the consent of any Holders) as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture at any time by the Company and the Trustee with the consent of the

Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of the Holders of all the Notes to waive compliance by the Company with certain provisions of the Indenture and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company or any other obligor on the Notes, which is absolute and unconditional, to pay the principal of and premium, if any, on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

                  As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes, the Holders of not less than 25% in principal amount of the Notes at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Notes at the time Outstanding a direction inconsistent with such request and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or premium, if any, hereon.

                  No service charge shall be made for any registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the Holder surrendering the same.

                  Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

                  All terms used in this Note which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

SECTION 2.03.  Form of Trustee's Certificate
               of Authentication.

                  The Trustee's certificate of authentication on all Notes shall be in substantially the following form:

                  This is one of the Notes issued under the within-mentioned Indenture.

                                   FIRST TRUST OF CALIFORNIA, NATIONAL
                                   ASSOCIATION
                                    as Trustee

Date: ____________________                    By ___________________________
                                                     Authorized Signature

SECTION 2.04.  Book-Entry Provisions for Notes.

                  (a) Each Note initially shall (i) be registered in the name of the Depositary or the nominee of the Depositary, (ii) be deposited with, or on behalf of, the Depositary or with the Trustee, as custodian for the Depositary, and (iii) bear the legends set forth in Section 2.01. Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Notes held on their behalf by the Depositary, or the Trustee as its custodian, or under the

Notes, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving any effect to any written certification, proxy or other authorization furnished by the Depository or shall impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Notes.

                  (b) Transfers of each Note shall be limited to transfers of such Note in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in each Note may be transferred in accordance with the rules and procedures of the Depositary. In addition, permanent certificate Notes in registered form ("Physical Notes") shall be issued to all beneficial owners in exchange for their beneficial interests in a Note if (i) the Company notifies the Trustee in writing that (x) the Depositary is at any time unwilling or unable to continue as a depository for such Note and a successor depository is not appointed by the Company within 90 days or (y) the Depositary has ceased to be a clearing agency registered under the Exchange Act, (ii) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of Notes in definitive form under the Indenture, or (iii) there is continuing an Event of Default as set forth in the Indenture and a Holder so requests.

                  (c) In connection with any transfer of a portion of the beneficial interest in a Note pursuant to Section 2.04(b) to beneficial owners who are required to hold Physical Notes, the Note Registrar shall reflect on its books and records the date and a decrease in the principal amount of such Note in an amount equal to the principal amount of the beneficial interest in such Note to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Physical Notes of like tenor and amount.

                  (d) In connection with the transfer in its entirety of a Note to beneficial owners pursuant to Section 2.04(b), such Note shall be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in such Note an equal principal amount of Physical Notes of authorized denominations.

                  (e) A Holder of Notes may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Notes.

                                  ARTICLE THREE

                                    THE NOTES

Section 3.01. Title and Terms.

                  The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is limited to $605,000,000 in principal amount at Maturity of Notes, except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes of the same aggregate principal amount at Maturity pursuant to
Section 3.03, 3.04, 3.05, 3.06, or 3.07. The Company may issue Exchange Notes from time to time pursuant to an Exchange Offer, in each case pursuant to a Board Resolution and subject to Section 3.03, in authorized denominations in exchange for a like principal amount of Initial Notes. Upon any such exchange the Initial Notes shall be canceled in accordance with Section 3.10 and shall no longer be deemed Outstanding for any purpose. In no event shall the aggregate principal amount at Maturity of Initial Notes and Exchange Notes Outstanding exceed $605,000,000.

                  The Notes shall be known and designated as the "Senior Discount Notes Due January 15, 2008" of the Company. The Stated Maturity of the Notes shall be January 15, 2008.

                  The principal, premium, if any, and Additional Amounts, if any, with respect to the Notes shall be payable in immediately available funds and, subject to the limitations applicable to the Global Notes, the Notes will be exchangeable and transferable at an office or agency of the Company in The City of New York maintained for such purposes (which initially will be the New York Corporate Trust Office of the Trustee) or at such other office or agency as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                  The Notes shall be subject to defeasance or covenant defeasance at the option of the Company in accordance with Section 5.02.

                  For all purposes hereunder, the Series A Notes and the Series B Notes will be treated as one class, including with respect to any vote by Holders of Notes, or any amendment, waiver, acceleration or any other Act of the Holders, and are together referred to as the "Notes". The Series A Notes and Series B Notes rank pari passu in right of payment of principal, with each other and rank pari passu in right of payment of principal and premium, if any, with all other existing and future unsecured and unsubordinated indebtedness of, the Company.

Section 3.02. Denominations.

                  The Notes shall be issuable only in fully registered form without coupons, in denominations of $1,000 and any integral multiple thereof.

Section 3.03. Execution, Authentication, Delivery and Dating.

                  The Notes shall be executed on behalf of the Company by one of its Chairman of the Board, its President, its Chief Executive Officer, its Chief Operating Officer, its Chief Financial Officer or one of its Vice Presidents under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signatures of any of these officers on the Notes may be manual or facsimile.

                  Notes bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes executed by the Company to the Trustee for authentication, together with a Company Order, specifying the amounts of Rule 144A Notes and Initial Regulation S Notes, and requesting the authentication and delivery of such Notes; and the Trustee in accordance with such Company Order shall authenticate and deliver such Notes as provided in this Indenture and not otherwise.

                  Each Note shall be dated the date of its authentication.

                  No Note thereon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

                  In case the Company pursuant to Article Nine, shall, in a single transaction or through a series of related transactions, be consolidated or merged with or into any other Person or shall sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets on a consolidated basis to any Person, and the successor Person resulting from such consolidation or surviving such merger, or into which the Company shall have been merged, or the successor Person which shall have participated in the sale, assignment, conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto, with the Trustee pursuant to Article Ten, any of the Notes authenticated or delivered prior to such consolidation, merger, sale, assignment, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Notes executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Notes surrendered for such exchange and of like principal amount; and the Trustee, upon Company Request of the successor Person, shall authenticate and deliver Notes as specified in such request for the purpose of such exchange. If Notes shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section 3.03 in exchange or substitution for or upon registration of transfer of any Notes, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Notes at the time Outstanding for Notes authenticated and delivered in such new name.

                  At any time and from time to time after the execution and delivery of this Indenture and after the effectiveness of a Registration Statement under the Securities Act with respect thereto, the Company may deliver Exchange Notes executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Exchange Notes and a like principal amount of Initial Notes for cancellation in accordance with Section 3.10, and the Trustee in accordance with the Company Order shall authenticate and deliver such Notes. Prior to authenticating such Exchange Notes, and accepting any additional responsibilities under this Indenture in relation to such Notes, the Trustee shall be furnished and (subject to Section 7.01) shall be fully protected in relying upon, an Opinion of Counsel stating in substance:

                           (1) that all conditions hereunder precedent to the authentication and delivery of such Exchange Notes have been complied with and that such Exchange Notes, when such Notes have been duly authenticated and delivered by the Trustee (and subject to any other conditions specified in such Opinion of Counsel), have been duly issued and delivered and will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

                           (2) that the issuance of the Exchange Notes in exchange for Initial Notes has been effected in compliance with the Securities Act.

Section 3.04. Temporary Notes.

                  Subject to limitations with respect to Global Notes, pending the preparation of definitive Notes, the Company may execute, and upon Company Order the Trustee shall authenticate and make available for delivery, temporary Notes which are printed, lithographed, typewritten or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as conclusively evidenced by their execution of such Notes.

                  If temporary Notes are issued, the Company will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of the Company designated for such purpose, pursuant to Section 11.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Notes of authorized denominations. Until so exchanged the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

Section 3.05. Global Notes.

                  (a) Each Global Note authenticated under this Indenture shall be registered in the name of the Depositary designated by the Company for such Global Note or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Note shall constitute a single Note for all purposes of this Indenture.

                  (b) Notwithstanding any other provision in this Indenture, no Global Note may be exchanged in whole or in part for Notes registered, and no transfer of a Global Note in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Note or a nominee thereof unless (i) such Depositary (A) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Note and a successor depositary is not appointed by the Company within 90 days, or (B) has ceased to be a clearing agency registered as such under the Exchange Act, (ii) there shall have occurred and be continuing an Event of Default or any event which after notice or lapse of time or both would be an Event of Default with respect to such Global Note, or (iii) the Company executes and delivers to the Trustee a Company Order stating that all Global Notes shall be exchanged in whole for Notes that are not Global Notes (in which case such exchange shall be effected by the Trustee). Upon the occurrence in respect of any Global Note of any one or more of the conditions specified in clauses

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(i), (ii) or (iii) of the preceding sentence, such Global Note may be registered for transfer or exchange for Notes registered in the name of, or authenticated and delivered to, such Persons as the Depositary shall direct. All or any portion of a Global Note may be exchanged for a Note that has a like aggregate principal amount and is not a Global Note, upon 20 days' prior request made by the Depositary or its authorized representative to the Trustee.

                  (c) If any Global Note is to be exchanged for other Notes or canceled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Trustee, as Note Registrar, for exchange or cancellation as provided in this Article Three. If any Global Note is to be exchanged for other Notes or canceled in part, or if another Note is to be exchanged in whole or in part for a beneficial interest in any Global Note, then either (i) such Global Note shall be so surrendered for exchange or cancellation as provided in this Article Three, or (ii) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or cancelled, or equal to the principal amount of such other Note to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Trustee, as Note Registrar, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Note, the Trustee shall, subject to Section 3.05(b) and as otherwise provided in this Article Three, authenticate and make available for delivery any Notes issuable in exchange for such Global Note (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Depositary or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in Section 3.05(b), the Company shall promptly make available to the Trustee a reasonable supply of Notes that are not in the form of Global Notes. The Trustee shall be entitled to rely upon any order, direction or request of the Depositary or its authorized representative which is given or made pursuant to this Article Three if such order, direction or request is given or made in accordance with the Applicable Procedures.

                  (d) Every Note authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Note or any portion thereof, whether pursuant to this Article Three, Section 10.06 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Note, unless such Note is registered in the name of a Person other than the Depositary for such Global Note or a nominee thereof.

                  (e) The Depositary or its nominee, as registered owner of a Global Note, shall be the Holder of such Global Note for all purposes under this Indenture, the Notes and owners of

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beneficial interests in a Global Note shall hold such interests pursuant to the
Applicable Procedures. Accordingly, any such owner's beneficial interest in a Global Note will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members.

Section 3.06. Registration, Registration of Transfer and
              Exchange Generally; Certain Transfers and
              Exchanges; Securities Act Legends.

                  (a) Registration, Registration of Transfer and Exchange Generally. The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 11.02 being herein sometimes collectively referred to as the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers and exchanges of Notes. The Trustee is hereby appointed "Note Registrar" for the purpose of registering Notes and transfers and exchanges of Notes as herein provided. Such Note Register shall distinguish between Initial Notes and Exchange Notes.

                  Subject to the limitations applicable to Global Notes, upon surrender for registration of transfer of any Note at an office or agency of the Company designated pursuant to Section 11.02 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations, of a like aggregate principal amount and tenor and bearing such restrictive legends as may be required by this Indenture.

                  At the option of the Holder, Notes (except Global Notes) may be exchanged for other Notes of any authorized denominations, of a like aggregate principal amount and tenor and bearing such restrictive legends as may be required by this Indenture, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Notes which the Holder making the exchange is entitled to receive.

                  All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company evidencing the same debt, and (except for the differences between Initial Notes and Exchange Notes provided for herein) entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

                  Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by Company or the

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Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 3.03, 3.04, 3.05, 3.06 or 10.06 not involving any transfer.

                  (b) Certain Transfers and Exchanges. Notwithstanding any other provision of this Indenture or the Notes, transfers and exchanges of Notes and beneficial interests in a Global Note of the kinds specified in this Section 3.06(b) shall be made only in accordance with this Section 3.06(b).

                           (i) Restricted Global Note to Regulation S Global Note. If the owner of a beneficial interest in the Restricted Global Note wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Regulation S Global Note, such transfer may be effected only in accordance with the provisions of this clause (b)(i) and clause
         (b)(vii) below and subject to the Applicable Procedures. Upon receipt by the Trustee, as Note Registrar, of (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Regulation S Global Note in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Restricted Global Note in an equal principal amount be debited from another specified Agent Member's account, and
         (B) a Regulation S Certificate in the form provided herein, and duly executed by the owner of such beneficial interest in the Restricted Global Note or his attorney duly authorized in writing, then the Trustee, as Note Registrar, but subject to clause (b)(vii) below, shall reduce the principal amount of the Restricted Global Note and increase the principal amount of the Regulation S Global Note by such specified principal amount as provided in Section 3.05(c).

                           (ii) Regulation S Global Note to Restricted Global Note. If the owner of a beneficial interest in the Regulation S Global Note wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Note, such transfer may be effected only in accordance with this clause (b)(ii) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Note Registrar, of (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the

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         Restricted Global Note in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Regulation S Global Note in an equal principal amount be debited from another specified Agent Member's account, and (B) if such transfer is to occur during the Restricted Period, a Restricted Notes Certificate, in the form provided herein and duly executed by the owner of such beneficial interest in the Regulation S Global Note or his attorney duly authorized in writing, then the Trustee, as Note Registrar, shall reduce the principal amount of the Regulation S Global Note and increase the principal amount of the Restricted Global Note by such specified principal amount as provided in Section 3.05(c).

                           (iii) Restricted Non-Global Note to Restricted Global Note or Regulation S Global Note. If the Holder of a Restricted Note (other than a Global Note) wishes at any time to transfer all or any portion of such Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Note or the Regulation S Global Note, such transfer may be effected only in accordance with the provisions of this clause (b)(iii) and clause
         (b)(vii) below and subject to the Applicable Procedures. Upon receipt by the Trustee, as Note Registrar, of (A) such Note as provided in
         Section 3.06(a) and instructions directing that a beneficial interest in the Restricted Global Note or Regulation S Global Note in a specified principal amount not greater than the principal amount of such Note be credited to a specified Agent Member's account, and (B) a Restricted Notes Certificate, if the specified account is to be credited with a beneficial interest in the Restricted Global Note, or a Regulation S Certificate, if the specified account is to be credited with a beneficial interest in the Regulation S Global Note, in the form provided herein and duly executed by such Holder or his attorney duly authorized in writing, then the Trustee, as Note Registrar but subject to clause (b)(vii) below, shall cancel such Note (and issue a new Note in respect of any untransferred portion thereof) as provided in Section 3.06(a) and increase the principal amount of the Restricted Global Note or the Regulation S Global Note, as the case may be, by the specified principal amount as provided in Section 3.05(c).

                           (iv) Regulation S Non-Global Note to Restricted Global Note or Regulation S Global Note. If the Holder of a Regulation S Note (other than a Global Note) wishes at any time to transfer all or any portion of such Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Note or the Regulation S Global Note, such transfer may be effected only in accordance with this clause (b)(iv) and clause (b)(vii) below and subject to the Applicable Procedures. Upon receipt by the Trustee, as Note Registrar, of (A) such Note

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         as provided in Section 3.06(a) and instructions directing that a beneficial interest in the Restricted Global Note or Regulation S Global Note in a specified principal amount not greater than the principal amount of such Note be credited to a specified Agent Member's account, and (B) if the transfer is to occur during the Restricted Period and the specified account is to be credited with a beneficial interest in the Restricted Global Note, a Restricted Notes Certificate in the form provided herein and duly executed by such Holder or his attorney duly authorized in writing, then the Trustee, as Note Registrar but subject to clause (b) (vii) below, shall cancel such Note (and issue a new Note in respect of any untransferred portion thereof) as provided in Section 3.06(a) and increase the principal amount of the Restricted Global Note or the Regulation S Global Note, as the case may be, by the specified principal amount as provided in Section 3.05(c).

                           (v) Non-Global Note to Non-Global Note. A Note that is not a Global Note may be transferred, in whole or in part, to a Person who takes delivery in the form of another Note that is not a Global Note as provided in Section 3.06(a); provided, however, that, if the Note to be transferred in whole or in part is a Restricted Note, or is a Regulation S Note and the transfer is to occur during the Restricted Period, then the Trustee shall have received (A) a Restricted Notes Certificate in the form provided herein and duly executed by the transferor Holder or his attorney duly authorized in writing, in which case the transferee Holder shall take delivery in the form of a Restricted Note, or (B) a Regulation S Certificate, in the form provided herein and duly executed by the transferor Holder or his attorney duly authorized in writing, in which case the transferee Holder shall take delivery in the form of a Regulation S Note (subject in each case to Section 3.06(c)).

                           (vi) Exchanges between Global Note and Non-Global Note. A beneficial interest in a Global Note may be exchanged for a Note that is not a Global Note as provided in Section 3.05; provided, however, that, if such interest is a beneficial interest in the Restricted Global Note, or if such interest is a beneficial interest in the Regulation S Global Note and such exchange is to occur during the Restricted Period, then such interest shall be exchanged for a Restricted Note (subject in each case to Section 3.06(c)). A Note that is not a Global Note may be exchanged for a beneficial interest in a Global Note only if (A) such exchange occurs in connection with a transfer effected in accordance with clause (b)(iii) or clause (b)(iv) above, or (B) such Note is a Regulation S Note and such exchange occurs after the Restricted Period.

                           (vii) Regulation S Global Note to be Held Through Euroclear or Cedel during Restricted Period. The

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         Company shall use its best efforts to cause the Depositary to ensure that, until the expiration of the Restricted Period, beneficial interests in the Regulation S Global Note may be held only in or through accounts maintained at the Depositary by Euroclear or Cedel (or by Agent Members acting for the account thereof), and no Person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such an account; provided, however, that this clause (b)(vii) shall not prohibit any transfer or exchange of such an interest in accordance with clause
         (b)(ii) or clause (b)(vi) above.

                  (c) Securities Act Legends. Rule 144A Notes and their Successor Notes shall bear a Restricted Notes Legend, and Initial Regulation S Notes and their Successor Notes shall bear a Regulation S Legend, subject to the following:

                           (i) subject to the following clauses of this Section 3.06(c), a Note or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Note or any portion thereof shall bear the Securities Act Legend borne by such Global Note while represented thereby;

                           (ii) subject to the following clauses of this Section 3.06(c), a new Note which is not a Global Note and is issued in exchange for another Note (including a Global Note) or any portion thereof, upon transfer or otherwise, shall bear the Securities Act Legend borne by such other Note; provided, however, that, if such new
         Note is required pursuant to Section 3.06(b)(v) or 3.06(b)(vi) to be issued in the form of a Restricted Note, it shall bear a Restricted Notes Legend and, if such new Note is so required to be issued in the form of a Regulation S Note, it shall bear a Regulation S Legend;

                           (iii) Registered Notes shall not bear a Securities Act Legend;

                           (iv) after January 15, 2000, a new Note which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Note (other than a Global Note) or any portion thereof which bears such a legend if the Trustee has received an Unrestricted Notes Certificate, in the form provided herein and duly executed by the Holder of such legended Note or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall authenticate and deliver such a new Note in exchange for or in lieu of such other Note as provided in this Article Three;

                           (v) a new Note which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Note (other than a Global Note) or any portion thereof which

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         bears such a legend if, in the Company's judgment, placing such a legend upon such new Note is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the direction of the Company, shall authenticate and deliver such a new Note as provided in this Article Three; and

                           (vi) notwithstanding the foregoing provisions of this
         Section 3.06(c), a Successor Note of a Note that does not bear a particular form of Securities Act Legend shall not bear such form of legend unless the Company has reasonable cause to believe that such Successor Note is a "restricted security" within the meaning of Rule 144, in which case the Trustee, at the direction of the Company, shall authenticate and deliver a new Note bearing a Restricted Notes Legend in exchange for such Successor Note as provided in this Article Three.

Section 3.07. Mutilated, Destroyed, Lost and Stolen Notes.

                  If (a) any mutilated Note is surrendered to the Trustee, or
(b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note, and there is delivered to the Company and the Trustee, such security or indemnity, in each case, as may be required by them to save each of them harmless, then, in the absence of actual notice to the Company or the Trustee that such Note has been acquired by a bona fide purchaser, the Company and upon a Company Request the Trustee shall authenticate and make available for delivery, in exchange for any such mutilated Note or in lieu of any such destroyed, lost or stolen Note, a replacement Note of like tenor and principal amount, bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a replacement Note, pay such Note.

                  Upon the issuance of any replacement Notes under this Section, the Company may require the payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charges that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every replacement Note issued pursuant to this Section 3.07 in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

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                  The provisions of this Section are exclusive and shall
preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

Section 3.08. CUSIP Numbers.

                  The Company in issuing the Notes may use "CUSIP" numbers (if then generally in use), and the Company or the Trustee on behalf of the Company, shall use CUSIP numbers in notices of exchange or notices of redemption as a convenience to Holders; provided, however, that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of exchange and that reliance may be placed only on the other identification numbers printed on the Notes; provided, further, any such redemption or exchange shall not be affected by any defect in or omission of such CUSIP numbers in any notice of exchange or notice of redemption.

Section 3.09. Persons Deemed Owners.

                  Prior to due surrender of a Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving payment of principal of and premium, if any, on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  No holder of any beneficial interest in any Global Note held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global Note, and such Depositary may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such Global Note for all purposes whatsoever. None of the Company, the Trustee nor any agent of the Company or the Company Trustee will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Section 3.10. Cancellation.

                  All Notes surrendered for payment, purchase, registration of transfer or exchange shall be delivered to the Trustee and, if not already cancelled, shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly

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cancelled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes held by the Trustee shall be destroyed and certification of their destruction delivered to the Company, unless by a Company Order received by the Trustee prior to such destruction, the Company shall direct that the cancelled Notes be returned to it. The Trustee shall provide the Company a list of all Notes that have been cancelled from time to time as requested by the Company.

                                  ARTICLE FOUR

                                  MISCELLANEOUS

SECTION 4.01.  Counterparts.

                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                                  ARTICLE FIVE

                           SATISFACTION AND DISCHARGE

SECTION 5.01.  Satisfaction and Discharge of Indenture.

                  This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Notes herein expressly provided for), and the Trustee, at the expense of the Company, shall execute such instruments as may be requested by the Company acknowledging satisfaction and discharge of this Indenture, when

                  (1)  either

                  (A) all Notes theretofore authenticated and delivered (other than Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.07) have been delivered to the Trustee for cancellation; or

                  (B) all such Notes not theretofore delivered to the Trustee for cancellation

                           (i)  have become due and payable, or

                           (ii) will become due and payable at their Stated
                  Maturity within one year,

         and the Company, in the case of (i) or (ii) above, has deposited or caused to be deposited with the Trustee as

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         trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation (other than Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.07), for the Accreted Value of the Notes to the date of such deposit;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 7.07 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 5.03 and the last paragraph of Section 11.03 shall survive.

SECTION 5.02. Defeasance Upon Deposit of Moneys or U.S.
              Government Obligations.

                  At the Company's option indicated by notice to the Trustee, either (a) the Company shall be deemed to have been Discharged (as defined below) from its obligations with respect to the Notes or (b) the Company shall cease to be under any obligation to comply with any term, provision or condition set forth in Sections 11.10 through 11.14 at any time after the applicable conditions set forth below have been satisfied:

                  (1) the Company shall have deposited or caused to be deposited irrevocably with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the holders of the Notes
(A) money in an amount, or (B) U.S. Government Obligations which through the payment of the interest thereon and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination of (A) and (B), sufficient, in the opinion (with respect to (B) and (C)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge the Accreted Value of the outstanding Notes on the date such payment is due in accordance with the terms of the Notes;

                  (2) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that holders of the Notes will not recognize income, gain or loss for Federal income tax purposes as a result of the Company's exercise of its option

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under this Section 5.02 and will be subject to Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised or deliver a ruling to that effect received from or published by the Internal Revenue Service.

                  "Discharged" means, for purposes of this Section 5.02, that the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Notes and to have satisfied all the obligations under this Indenture relating to the Notes and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same.

                  "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation of the United States of America, which, in either case under clauses (i) or (ii), are not callable or redeemable at the option of the issuer thereof, and will also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specified payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

SECTION 5.03.  Application of Trust Money.

                  Subject to the provisions of the last paragraph of Section 11.03, all money deposited with the Trustee pursuant to Sections 5.01 and 5.02 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal for whose payment such money has been deposited with the Trustee.

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                                   ARTICLE SIX

                           REMEDIES OF THE TRUSTEE AND
                           HOLDERS ON EVENT OF DEFAULT

SECTION 6.01.  Events of Default.

                  "Event of Default," wherever used herein with respect to Notes, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of the principal of and premium, if any, on any Note at the Stated Maturity; or

                  (2) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture or any Note, and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Notes a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (3) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (4) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other

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         similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable
         Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

SECTION 6.02.  Acceleration of Maturity;
               Rescission and Annulment.

                  If an Event of Default with respect to any Notes at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Notes may declare the Accreted Value of the Notes as of the date of such Event of Default to be due and payable immediately by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration the Accreted Value of the Notes shall become immediately due and payable.

                  At any time after such a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Notes, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (2) all Events of Default with respect to the Notes, other than the nonpayment of the principal of Notes which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 6.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

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SECTION 6.03.  Collection of Indebtedness and Suits
               for Enforcement by Trustee.

                  The Company covenants that if a default is made in the payment of the principal of or, premium, if any, on any Note at the Maturity thereof, the Company, upon demand of the Trustee, will pay to it, for the benefit of the Holders of such Notes, the whole amount then due and payable on such Notes for principal, and premium, if any, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium, if any, at the rate or rates prescribed therefor in such Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Notes, wherever situated.

                  If an Event of Default with respect to the Notes occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of the Notes by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 6.04.  Trustee May File Proofs of Claim.

                  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Notes or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (i) to file and prove a claim for the whole amount of principal and premium, if any, owing and unpaid in respect of the Notes and to file such other papers or documents and take such other actions, including participating as a

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         member, voting or otherwise, of any official committee of creditors appointed in such matter, as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (ii) to collect and receive any moneys or other property payable or deliverable on any such claim and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding except as aforesaid, to vote for the election of a trustee in bankruptcy or similar person or to participate as a member, voting or otherwise, on any committee of creditors.

SECTION 6.05.  Trustee May Enforce Claims Without
               Possession of Notes.

                  All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered.

SECTION 6.06.  Application of Money Collected.

                  Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of the Accreted Value of the Notes as of the date of such Event of Default or premium, if any, upon

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presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under Section 7.07;

                  SECOND: To the payment of the amounts then due and unpaid for Accreted Value of the Notes as of the date of such Event of Default and premium, if any, on the Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for Accreted Value of the principal as of the date of such Event of Default or premium, if any; and

                  THIRD: To the payment of the remainder, if any, to the Company, its successors or assigns, or to whomever may be so lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

SECTION 6.07.  Limitation on Suits.

                  No Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Notes;

                  (2) the Holders of not less than a majority in principal amount of the Outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Notes;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or

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



to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 6.08. Unconditional Right of Holders to
              Receive Principal.

                  Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and the right to institute suit for the enforcement of any such payment or of such right to convert, and such rights shall not be impaired without the consent of such Holder.

SECTION 6.09. Restoration of Rights and Remedies.

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 6.10. Rights and Remedies Cumulative.

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in the last paragraph of Section 3.07, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 6.11. Delay or Omission Not Waiver.

                  No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

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SECTION 6.12. Control by Holders.

                  The Holders of a majority in principal amount of the Outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Notes, provided, however, that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture,

                  (2) the Trustee shall not determine that the action so directed would be unjustly prejudicial to the Holders of the Notes not taking part in such direction, and

                  (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 6.13. Waiver of Past Defaults.

                  The Holders of not less than a majority in principal amount of the Outstanding Notes may on behalf of the Holders of all the Notes waive any past default hereunder and its consequences, except a default

                  (1) in the payment of the principal of or premium, if any, on any Note, or

                  (2) in respect of a covenant or provision hereof which under Article Ten cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 6.14. Undertaking for Costs.

                  All parties to this Indenture agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of

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Holders, holding in the aggregate more than 10% in principal amount of the
Outstanding Notes, or to any suit instituted by any Holder for the enforcement of the payment of the principal of any Note on or after the Stated Maturity.

SECTION 6.15. Waiver of Stay or Extension Laws.

                  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SEVEN

                                   THE TRUSTEE

SECTION 7.01. Certain Duties and Responsibilities.

                  (a) Except during the continuance of an Event of Default,

                  (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture but need not verify the accuracy of the contents thereof or whether procedures specified by or pursuant to the provisions of this Indenture have been followed in the preparation thereof.

                  (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

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                  (c) No provision of this Indenture shall be construed to
relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

                  (1) this subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Notes, determined as provided in Section 6.12, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Notes; and

                  (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.

                  (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 7.02. Notice of Defaults.

                  Within 90 days after the occurrence of any default hereunder with respect to the Notes, the Trustee shall transmit by first class mail to all Holders of Notes, as their names and addresses appear in the Note Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) on the Notes, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Notes; and provided, further, that in the case of any default of the character specified in Section 6.01(4) with respect to the Notes, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after

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notice or lapse of time or both would become, an Event of Default with respect to Notes.

SECTION 7.03. Certain Rights of Trustee.

                  Subject to the provisions of Section 7.01:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

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                  (g) the Trustee may execute any of the trusts or powers
         hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (h) the Trustee shall not be deemed to have notice or knowledge of any matter unless a Responsible Officer assigned to and working in the Trustee's corporate trust department has actual knowledge thereof or unless written notice thereof is received by the Trustee at the Corporate Trust Office and such notice references the Notes generally, the Company or this Indenture. Whenever reference is made in this Indenture to an Event of Default, such reference shall, insofar as determining any liability on the part of the Trustee is concerned, be construed to refer only to an Event of Default of which the Trustee is deemed to have knowledge in accordance with this paragraph; and

                  (i) the permissive right of the Trustee to take or refrain from taking any actions enumerated in this Indenture shall not be construed as a duty.

SECTION 7.04. Not Responsible for Recitals
              or Issuance of Notes.

                  The recitals contained herein and in the Notes, except the Trustee's certificate of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of Notes or the proceeds thereof.

SECTION 7.05. May Hold Notes.

                  The Trustee, any Paying Agent, any Note Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Sections 7.08 and 7.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Note Registrar or such other agent.

SECTION 7.06. Money Held in Trust.

                  Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder.

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SECTION 7.07. Compensation and Reimbursement.

                  The Company agrees

                  (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses, including reasonable attorneys' fees, of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Notes upon all property and funds held or collected by the Trustee, except funds held in trust for the benefit of the Holders of Notes.

SECTION 7.08. Disqualification; Conflicting Interests.

                  The Trustee for the Notes shall be subject to the provisions of Section 310(b) of the Trust Indenture Act during the period of time provided for therein. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of
Section 310(b) of the Trust Indenture Act.

SECTION 7.09. Corporate Trustee Required; Eligibility.

                  There shall at all times be a corporate Trustee hereunder which complies with the requirements of Section 310(a) of the Trust Indenture Act, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or State authority and having its Corporate Trust Office in the Borough of Manhattan, The City of New York or in Los Angeles, California. If such corporation publishes reports of condition at least annually, pursuant to law or to the re-

                                      -62-




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quirements of said supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 7.10. Resignation and Removal; Appointment
              of Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 7.11.

                  (b) The Trustee may resign at any time with respect to the Notes by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 7.11 shall not have been delivered to the Trustee within 10 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Notes.

                  (c) The Trustee may be removed at any time with respect to the Notes by the Holders of a majority in principal amount of the Outstanding Notes, delivered to the Trustee and to the Company.

                  (d) If at any time:

                  (1) the Trustee shall fail to comply with Section 7.08 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Note for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 7.09 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii), subject to Section 6.14, any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated,

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petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee or Trustees.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Notes and shall comply with the applicable requirements of Section 7.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Notes shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Notes delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 7.11, become the successor Trustee with respect to the Notes and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Notes shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 7.11, any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Notes.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Notes and each appointment of a successor Trustee with respect to the Notes by mailing written notice of such event to all Holders as their names and addresses appear in the Note Register. Each notice shall include the name of the successor Trustee with respect to the Notes and the address of its Corporate Trust Office.

SECTION 7.11. Acceptance of Appointment by Successor.

                  (a) In case of the appointment hereunder of a successor Trustee with respect to the Notes, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

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                  (b) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all rights, powers and trusts referred to in paragraph (a) of this Section.

                  (c) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 7.12. Merger, Conversion, Consolidation
              or Succession to Business.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

SECTION 7.13. Preferential Collection of Claims
              Against Company.

                  (a) Subject to subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within three months prior to a default, as defined in subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Notes and the holders of other indenture securities, as defined in subsection
(c) of this Section:

                  (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three-month period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

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                  (2) all property received by the Trustee in respect of any claims as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three-month period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors, in such property or such proceeds.

Nothing herein contained, however, shall affect the right of the Trustee:

                  (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law;

                  (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three-month period;

                  (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three-month period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in subsection (c) of this Section, would occur within three months; or

                  (D) to receive payment on any claim referred to in paragraph
         (B) or (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

                  For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three-month period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

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                  If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceeding for reorganization is pending shall have jurisdiction
(i) to apportion among the Trustee, the Holders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

                  Any Trustee which has resigned or been removed after the beginning of such three-month period shall be subject to the provisions of this subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three-month period, it shall be subject to the provisions of this subsection if and only if the following conditions exist:

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                  (i) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such three-month period; and

                  (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

                  (b) There shall be excluded from the operation of subsection
(a) of this Section a creditor relationship arising from:

                  (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

                  (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture;

                  (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

                  (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction, as defined in subsection (c) of this Section;

                  (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; and

                  (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper, as defined in subsection (c) of this Section.

                  (c) For the purposes of this Section only:

                  (1) the term "default" means any failure to make payment in full of the principal of or interest on any of the Notes or upon the other indenture securities when and as such principal or interest becomes due and payable;

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                  (2) the term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account;

                  (3) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

                  (4) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation;

                  (5) the term "Company" means any obligor upon the Notes at the time in question; and

                  (6) the term "Federal Bankruptcy Act" means the Bankruptcy Act or Title 11 of the United States Code.

                                 ARTICLE EIGHT

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 8.01. Company to Furnish Trustee Names
              and Addresses of Holders.

                  The Company will furnish or cause to be furnished to the Trustee

                  (a)  semi-annually, not later than June 1 and November
         1; and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

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provided, however, that so long as the Trustee is the Note Registrar with respect to the Notes no such lists need be furnished.

SECTION 8.02. Preservation of Information;
              Communications to Holders.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 8.01 and the names and addresses of Holders received by the Trustee in its capacity as Note Registrar. The Trustee may destroy any list furnished to it as provided in
Section 8.01 upon receipt of a new list so furnished.

                  (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Note for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Notes and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit to such other Holders, then the Trustee shall, within five business days after the receipt of such application, at its election, either

                  (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 8.02(a), or

             (ii) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 8.02(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

                  If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 8.02(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after

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opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                  (c) Every Holder of a Note, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held responsible by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 8.02(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 8.02(b).

SECTION 8.03. Reports by Trustee.

                  (a) Within 60 days after the first Reporting Date occurring subsequent to the initial issuance of the Notes hereunder and within 60 days after each Reporting Date occurring thereafter, the Trustee shall transmit by mail to the Holders, as hereinafter provided, a brief report (but in no event shall such report be transmitted more than twelve months after the date of the initial issuance of the Notes in the case of the first such report and at stated intervals of more than twelve months in the case of each subsequent report) dated as of such Reporting Date with respect to any of the following events which may have occurred during the twelve months preceding the date of the report (but if no such event has occurred within such period, no report need be transmitted):

                  (1) any change to its eligibility under Section 7.09 and its qualifications under Section 7.08, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under said Sections, a written statement to such effect;

                  (2) the creation of or any material change to a relationship specified in Section 310(b)(1) through Section 310(b)(10) of the Trust Indenture Act;

                  (3) the character and amount of any advances (and, if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Notes, on any property or

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         funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Notes Outstanding for which it is Trustee on the date of such report;

                  (4) any change to the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Notes) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 7.13(b)(2), (3), (4) or (6);

                  (5) any change to the property and funds, if any, physically in the possession of the Trustee as such on the date of such report; and

                  (6) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Notes, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 7.02.

                  (b) The Trustee shall transmit by mail to the Holders, as hereinafter provided, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Notes, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Notes Outstanding for which it is Trustee at such time, such report to be transmitted within 90 days after such time.

                  (c) All reports required by this Section 8.03, and all other reports or notices which are required by any other provision of this Indenture to be transmitted in accordance with the provisions of this Section 8.03, shall be transmitted by mail: (i) to all registered Holders, as their names and addresses appear in the Note Register; (ii) to such Holders of such series as have, within the two years preceding such transmission, filed their names and addresses with the Trustee for that purpose; and (iii) except in the case of reports pursuant to subsection (b) of this Section 8.03, to all Holders

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of such series whose names and addresses have been furnished to or received by the Trustee pursuant to Section 8.01. A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Notes are listed, with the Commission and with the Company. The Company will notify the Trustee when any Notes are listed on any stock exchange.

SECTION 8.04. Reports by Company.

                  The Company shall:

                  (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or
         Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (3) transmit by mail to all Holders, as their names and addresses appear in the Note Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs
         (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

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                                  ARTICLE NINE

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 9.01. Company May Consolidate, etc.
              Only on Certain Terms.

                  The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

                  (1) in case the Company shall consolidate with or merge into another corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, the due and punctual payment of the principal of and premium, if any, on all the Notes and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (2) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with;

                  (3) immediately after the transaction, no Event of Default exists; and

                  (4) immediately after giving effect to such transaction on a pro forma basis, as set forth in an Officers' Certificate, the Interest Expense Ratio of the surviving or successor entity on a pro forma basis is at least 1:1; provided that, if the Interest Expense Ratio of the Company immediately prior to any such transaction is within the range set forth in Column A below, then the pro forma Interest Expense Ratio of the surviving or successor entity shall be at least equal to the percentage of the Interest Expense Ratio of the Company set forth in Column B below:

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                 (A)                             (B)
                 ---                             ---

        1.1111:1 to 1.4999:1                     90%

        1.5:1 and higher                         75%

and provided further, that, if the pro forma Interest Expense Ratio of the surviving or successor entity is 2.0:1 or more, the calculation in the preceding proviso shall be inapplicable and such transaction shall be deemed to have complied with the requirements of such provision.

SECTION 9.02. Successor Corporation Substituted.

                  Upon any consolidation by the Company with or merger by the Company into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 9.01, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Notes.

                                   ARTICLE TEN

                             SUPPLEMENTAL INDENTURES

SECTION 10.01. Supplemental Indentures without
               Consent of Holders.

                  Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, for any of the following purposes:

                  (1) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Notes pursuant to Article Nine; or

                  (2) to add to the covenants of the Company for the benefit of the Holders of the Notes or to surrender any right or power herein conferred upon the Company; or

                  (3)  to add any additional Events of Default; or

                  (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or

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         facilitate the issuance of Notes in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to provide for uncertificated Notes (so long as any "registration-required obligation" within the meaning of section 163(f)(2) of the Internal Revenue Code of 1986, as amended, is in registered form for purposes of such section); or

                  (5)  to secure the Notes; or

                  (6) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of
         Section 7.11(b); or

                  (7) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provision with respect to matters or questions arising under this Indenture; provided, however, such action shall not adversely affect the interests of the Holders of the Notes in any material respect.

SECTION 10.02. Supplemental Indentures
               with Consent of Holders.

                  With the consent of the Holders of not less than a majority in principal amount of the Outstanding Notes affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provision to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby,

                  (1) change the Stated Maturity of the principal of any Note, or reduce the principal amount thereof or reduce the amount of the principal of the Note that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 6.02, or adversely affect any right of repayment at the option of the Holder of any Note, or

                  (2) reduce the percentage in principal amount of the Outstanding Notes, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults

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         hereunder and their consequences) provided for in this
         Indenture, or

                  (3) modify any of the provisions of this Section, Section 6.13 or Section 11.07, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby.

                  It shall not be necessary for any Act of the Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 10.03. Execution of Supplemental Indentures.

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee in its sole discretion may, but shall not be obligated to, enter into any such supplemental indenture which adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 10.04. Effect of Supplemental Indentures.

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 10.05. Conformity with Trust Indenture Act.

                  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 10.06. Reference in Notes to
               Supplemental Indentures.

                  Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Company, bear a notation in form approved by the Company as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Notes so modified as to conform, in the opinion of the Company, to any such supplemental indenture may be prepared and executed

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by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

                                 ARTICLE ELEVEN

                                    COVENANTS

SECTION 11.01. Payment of Principal and Premium.

                  The Company covenants and agrees for the benefit of the Holders of the Notes that it will duly and punctually pay the principal of and premium, if any, on the Notes in accordance with the terms of the Notes and this Indenture.

SECTION 11.02. Maintenance of Office or Agency.

                  The Company will maintain in each Place of Payment for the Notes an office or agency where the Notes may be surrendered for registration of transfer and exchange, where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served and where the Notes may be presented for payment. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Notes for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 11.03. Money for Notes Payments
               to Be Held in Trust.

                  If the Company shall at any time act as its own Paying Agent with respect to the Notes, it will, on or before the Maturity of the Notes, set aside, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and premium, if any, until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act or of any failure by the Company (or by any other obligor

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on the Notes) to make any payment of the principal of the Notes when the same shall be due and payable.

                  Whenever the Company shall have one or more Paying Agents, it will, at or prior to the opening of business on the date of the Stated Maturity of the Notes, deposit with a Paying Agent a sum sufficient to pay the Notes such sum to be held in trust for the benefit of the Persons entitled to such principal and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                  If the Company shall appoint a Paying Agent other than the Trustee for any Notes, it will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the Notes) in the making of any payment of the Notes; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge with respect to any Notes hereunder or for any other reason, pay or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust for any Notes or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company in trust for the payment of the principal of any Note and remaining unclaimed for two years after such principal has become due and payable shall be paid to the Company on Company Request subject to applicable abandoned property and escheat law, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent,

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before being required to make any such repayment, may at the expense of the
Company cause to be published once a week for two consecutive weeks (in each case on any day of the week) in an Authorized Newspaper notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 11.04. Corporate Existence.

                  Subject to Article Nine, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

SECTION 11.05. Payment of Taxes and Other Claims.

                  The Company will, and will cause each Subsidiary to, pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that neither the Company nor any Subsidiary shall be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 11.06. Maintenance of Properties.

                  The Company will cause all its properties used or useful in the conduct of its business to be maintained and kept in reasonably good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of its properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business and not disadvantageous in any material respect to the Holders of the Notes.

SECTION 11.07. Waiver of Certain Covenants.

                  The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 11.04, 11.05, 11.06, 11.10, 11.11, 11.12, 11.13 and 11.14 with respect to the Notes, if before the time for the

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compliance the Holders of at least 66 2/3% in principal amount of the
Outstanding Notes shall, by Act of such Holders, either waive the compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

SECTION 11.08. Statement by Officers as to Default.

                  The Company will, within 90 days after the close of each fiscal year, commencing with the first fiscal year following the issuance of Notes under this Indenture, file with the Trustee a certificate of the principal executive officer, the principal financial officer or the principal accounting officer of the Company, covering the period from the date of issuance of such Notes to the end of the fiscal year in which such Notes were issued, in the case of the first such certificate, and covering the preceding fiscal year in the case of each subsequent certificate, and stating whether or not, to the knowledge of the signer, the Company has complied with all conditions and covenants on its part contained in this Indenture, and, if the signer has obtained knowledge of any default by the Company in the performance, observance or fulfillment of any such condition or covenant, specifying each such default and the nature thereof. For the purpose of this Section 11.08, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

SECTION 11.09. Further Assurances.

                  From time to time whenever reasonably demanded by the Trustee, the Company will make, execute and deliver or cause to be made, executed and delivered any and all such further and other instruments and assurances as may be reasonably necessary or proper to carry out the intention or facilitate the performance of the terms of this Indenture.

SECTION 11.10. Restrictions on Mergers, Sales and
               Consolidations.

                  The Company will not consolidate or merge with or into, or sell, lease, convey or otherwise dispose of all or substantially all of its property to another corporation, Person or entity except as permitted in Article Nine.

SECTION 11.11. Restrictions on Dividends and Other
               Payments.

                  Except as set forth below the Company shall not, directly or indirectly:

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                  (1) declare or pay any dividend on, or make any distribution to the holders (as such) of, any shares of its Capital Stock (other than dividends or distributions payable in Capital Stock (other than Redeemable Stock) of the Company);

                  (2) purchase, redeem or otherwise acquire or retire for value any Capital Stock of the Company, any Subsidiary or other Affiliate of the Company (other than any such Capital Stock owned by the Company or any directly or indirectly wholly-owned Subsidiary of the Company);

                  (3) permit any Subsidiary to declare or pay any dividend on, or make any distribution to the holders (as such) of, any shares of its Capital Stock except to the Company or a directly or indirectly wholly-owned Subsidiary of the Company (other than dividends or distributions payable in Capital Stock (other than Redeemable Stock) of such Subsidiary or the Company);

                  (4) permit any Subsidiary to purchase, redeem or otherwise acquire or retire for value any Capital Stock of such Subsidiary, the Company or any Affiliate of either of them (other than any such Capital Stock owned by the Company or any directly or indirectly wholly-owned Subsidiary of the Company); or

                  (5) make an Advance or permit any Subsidiary to make an Advance (such dividends, distributions, purchases, redemptions, other acquisitions, retirements or Advances referred to in (1) through (5) above being collectively referred to as "Restricted Payments"; provided, however, that Restricted Payments shall not include any amounts paid for the acquisition from a Person not an Affiliate of the Company of any Capital Stock of a Subsidiary or other Affiliate of the Company);

if at the time of such Restricted Payment:

                  (i) an Event of Default shall have occurred and be continuing, or shall occur as a consequence thereof, or

                  (ii) if upon giving effect to such payment the aggregate amount expended for all such Restricted Payments subsequent to November 21, 1988 shall exceed the sum of (a) the excess of (x) the aggregate of Consolidated Cash Flow Available for Interest Expense of the Company accrued during all fiscal quarters ended subsequent to May 31, 1988 over (Y) the product of (1) 1.2 and
(2) the aggregate of Consolidated Interest Expense of the Company accrued during all fiscal quarters ended subsequent to May 31, 1988, (b) the aggregate net proceeds, including cash and the fair market value of property other than cash, received by the Company from the issue or sale, after November 21, 1988, of Capital Stock of the Company (other than Redeemable Stock), including upon the exercise of any warrant, other than in connection with the conversion or exchange of any Indebtedness or Capital Stock, and (c) the aggregate net proceeds received by the Company, subsequent to November 21, 1988, from the issue or sale

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of any debt securities or Redeemable Stock of the Company, if, at the time the determination is made, such debt securities or Redeemable Stock, as the case may be, has been converted into or exchanged for Capital Stock of the Company (other than Redeemable Stock).

                  For purposes of any calculation pursuant to the preceding sentence which is required to be made within 60 days after the declaration of a dividend by the Company or any Subsidiary, such dividend shall be deemed to be paid at the date of declaration, and the subsequent payment of such dividend during such 60-day period shall not be treated as an additional Restricted Payment. For purposes of determining under clause (ii) above the amount expended for Restricted Payments, property other than cash shall be valued at its fair market value.

                  Notwithstanding the foregoing, the provisions of this Section
11.11 will not prevent (i) the payment of an amount not to exceed $150,000,000 in the aggregate to repurchase shares of the common stock of the Company, (ii) the payment of any dividend within 60 days after the date of declaration when the payment would have complied with the foregoing provisions on the date of declaration or (iii) the purchase, redemption, acquisition or other retirement of any shares of the Company's Capital Stock by exchange for, or out of the proceeds of the substantially concurrent sale of, other shares of its Capital Stock (other than Redeemable Stock).

SECTION 11.12. Limitation on Transactions with Affiliates.

                  Neither the Company nor any Subsidiary may engage in any transaction with an Affiliate of the Company (other than a Restricted Subsidiary), or any director, officer or employee of the Company or any Subsidiary, on terms less favorable to the Company or such Subsidiary than would be obtainable at the time in comparable transactions of the Company or such Subsidiary with Persons which are not Affiliates; provided, however, that nothing in this Section 11.12 shall prevent (i) the Company from making any payments permitted pursuant to the terms of Section 11.11 or (ii) the Company or any Subsidiary from entering into any transaction permitted pursuant to the terms of Sections 9.01, 11.10 and 11.14.

SECTION 11.13. Limitation on Indebtedness.

                  The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, create, incur, issue, assume or become liable for, contingently or otherwise (collectively an "incurrence"), any Indebtedness (other than the Notes) unless, after giving effect to such incurrence on a pro forma basis, Indebtedness of the Company and its Restricted Subsidiaries, on a consolidated basis, shall not be more than nine times Pro Forma Operating Cash Flow for the four fiscal quarters immediately preceding such incurrence. For purposes of

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this Section 11.13, an incurrence will not be deemed to occur when any Person becomes a Subsidiary by merger, consolidation, acquisition or otherwise. Notwithstanding the above, neither the Company nor any Restricted Subsidiary shall be prohibited from incurring (i) Indebtedness incurred in connection with Currency Agreements or Interest Swap Obligations, (ii) Indebtedness which is subordinated in right of payment to the Notes and which has an average life to maturity longer than that of the Notes and (iii) Indebtedness resulting in the extension, refunding or renewal of any Indebtedness existing prior to such extension, renewal or refunding which does not result in an increase in the principal amount of such existing Indebtedness then outstanding.

SECTION 11.14. Investments in Affiliates and
               Subsidiaries.

                  (a) After January 8, 1998, the Company shall not, nor shall the Company allow any Restricted Subsidiary to, invest in any Affiliate (other than the Company or a Restricted Subsidiary) or in any Unrestricted Subsidiary other than by way of Permitted Investments.

                  (b) After January 8, 1998, neither the Company nor any Restricted Subsidiary shall guarantee or secure, pledge, encumber or otherwise become directly or indirectly liable for investments in or borrowings by Unrestricted Subsidiaries, except for Permitted Investments and except that the Capital Stock of an Unrestricted Subsidiary may be pledged to secure borrowings by such Unrestricted Subsidiary or other Unrestricted Subsidiaries.

                                 ARTICLE TWELVE

                    RIGHT TO REQUIRE REPURCHASE OF THE NOTES

SECTION 12.01. Right to Require Repurchase of Notes.

                  (a) In the event of the occurrence of a Triggering Event, each holder of Notes shall have the right, at such holder's option, to sell to the Company, and the Company hereby agrees to purchase, all or any part of such holder's Notes on the date (the "Repurchase Date") that is 115 days after a Triggering Event Date, for an amount equal to 101% of their Accreted Value as of the date of such purchase.

                  (b) The Company shall mail to all holders of record of the Notes, within 30 days after a Triggering Event Date, a notice of the occurrence of such Triggering Event, specifying the date by which a holder of Notes must notify the Trustee of such holder's intention to exercise the repurchase right and describing the procedure which such holder must follow to exercise such right. The Company shall deliver a copy of such notice to the Trustee on the same such date and shall cause a

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copy of such notice to be published in an Authorized Newspaper. To exercise the repurchase right, the holder of a Note must deliver, on or before the ninetieth day after a Triggering Event Date, written notice (which shall be irrevocable) (such notice, as to any holder of Notes, its "Repurchase Notice") to the Trustee of the holder's exercise of such right, together with the Note or Notes with respect to which the right is being exercised, duly endorsed for transfer. Not later than the ninety-fifth day after such Triggering Event Date, the Trustee shall notify the Company of the aggregate principal amount of Notes or portions thereof with respect to which it has received Repurchase Notices and the certificate numbers and the names of the holders of the Notes tendered for repurchase. No later than the date that is 110 days after a Triggering Event Date, the Company shall deposit with the Trustee money in an amount sufficient to repurchase on the Repurchase Date all such Notes or portions thereof. The Company shall not be required pursuant to Section 3.06 to exchange or register the transfer of any Note or portion thereof with respect to which the holder thereof has delivered a Repurchase Notice.

                  (c) The Company shall take all reasonable action necessary to enable each of the Rating Agencies to provide a rating for the Notes. If, however, either or both of the Rating Agencies shall not make such a rating available, a nationally recognized investment banking firm selected by the Company shall select a nationally recognized securities rating agency or two nationally recognized securities rating agencies to act as substitute rating agency or substitute rating agencies, as the case may be.

                                ARTICLE THIRTEEN

                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

SECTION 13.01. Exemption from Individual Liability.

                  No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Note, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations of the Company, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Company or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the

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obligations, covenants or agreements contained in this Indenture or in any of the Notes or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Notes or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of the Notes.

                                ARTICLE FOURTEEN

                          MEETINGS OF HOLDERS OF Notes

SECTION 14.01.  Purposes of Meetings.

                  A meeting of Holders of Notes may be called at any time and from time to time pursuant to the provisions of this Article for any of the following purposes:

                  (1) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to waive any default hereunder and its consequences, or to take any other action authorized to be taken by the Holders of Notes pursuant to any of the provisions of Article Six;

                  (2) to remove the Trustee and appoint a successor Trustee pursuant to the provisions of Article Seven;

                  (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 10.02; or

                  (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified percentage in aggregate principal amount of the Notes under any other provision of this Indenture or under applicable law.

SECTION 14.02.  Call of Meetings by Trustee.

                  The Trustee may at any time call a meeting of Holders of Notes to take any action specified in Section 14.01, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or such other location as the Trustee shall determine. Notice of every meeting of the Holders of Notes, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given to all Holders of Notes that may be affected by the action proposed to be taken at such meeting by publication at least twice in an Authorized Newspaper prior to the date fixed for the meeting, the first publication to be not less than 20 nor more

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than 180 days prior to the date fixed for the meeting, and the last publication to be not more than five days prior to the date fixed for the meeting, or such notice may be given to Holders by mailing the same by first class mail, postage prepaid, to the Holders of Notes at the time Outstanding, at their addresses as they shall appear in the Note Register, not less than 20 nor more than 60 days prior to the date fixed for the meeting. Failure to receive such notice or any defect therein shall in no case affect the validity of any action taken at such meeting. Any meeting of Holders of Notes shall be valid without notice if the Holders of all such Notes Outstanding, the Company and the Trustee are present in person or by proxy or shall have waived notice thereof before or after the meeting.

SECTION 14.03.  Call of Meetings by Company or Holders.

                  In case at any time the Company, by Board Resolution, or the Holders of at least 10% in aggregate principal amount of the Notes then Outstanding shall have requested the Trustee to call a meeting of Holders of Notes to take any action authorized in Section 14.01 by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed or made the first publication of the notice of such meeting within 30 days after receipt of such request, then the Company or the Holders in the amount above specified may determine the time and the place in the Borough of Manhattan, The City of New York for such meeting and may call such meeting by mailing or publishing notice thereof as provided in Section 14.02.

SECTION 14.04.  Qualification for Voting.

                  To be entitled to vote at any meeting of Holders a Person shall (a) be a Holder of one or more Notes, or (b) be a Person appointed by an instrument in writing as proxy by the Holder of one or more such Notes. The right of Holders to have their votes counted shall be subject to the proviso in the definition of "Outstanding" in Section 1.01. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

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SECTION 14.05.  Quorum; Adjourned Meetings.

                  At any meeting of Holders, the presence of Persons holding or representing Notes in an aggregate principal amount sufficient to take action on the business for the transaction of which such meeting was called shall be necessary to constitute a quorum. No business shall be transacted in the absence of a quorum unless a quorum is represented when the meeting is called to order. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of the Holders of Notes (as provided in Section 14.03), be dissolved. In any other case the Persons holding or representing a majority in aggregate principal amount of the Notes represented at the meeting may adjourn such a meeting for a period of not less than 10 days with the same effect, for all intents and purposes, as though a quorum had been present. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be similarly further adjourned for a period of not less than 10 days. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 14.02 except that, in the case of publication, such notice need be published only once but must be given not less than five days prior to the date on which the meeting is scheduled to be reconvened, and in the case of mailing, such notice may be mailed not less than five days prior to such date.

                  Any Holder of a Note who has executed an instrument in writing complying with the provisions of Section 1.04 shall be deemed to be present for the purposes of determining a quorum and be deemed to have voted; provided, however, that such Holder shall be considered as present or voting only with respect to the matters covered by such instrument in writing.

                  Any resolution passed or decision taken at any meeting of the Holders of Notes duly held in accordance with this Section shall be binding on all Holders of Notes whether or not present or represented at the meeting.

SECTION 14.06.  Regulations.

                  Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Notes, in regard to proof of the holding of Notes and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

                  The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Notes as provided in Section 14.03, in which case the Company or the

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Holders of Notes calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in principal amount of the Notes represented at the meeting.

                  At any meeting each Holder of a Note or proxy therefor shall be entitled to one vote for each $1,000 principal amount such principal amount to be determined as provided in the definition of "Outstanding") of Notes held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Note challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote except as a Holder of Notes or proxy therefor. Any meeting of Holders of Notes duly called pursuant to the provisions of Section
14.02 or 14.03 at which a quorum is present may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.

SECTION 14.07.  Voting Procedure.

                  The vote upon any resolution submitted to any meeting of Holders shall be by written ballot on which shall be subscribed the signatures of the Holders of Notes entitled to vote at such meeting, or proxies therefor, and on which shall be inscribed an identifying number or numbers or to which shall be attached a list of identifying numbers of the Notes so held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders of Notes shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed or published as provided in Section 14.02 and, if applicable,
Section 14.05. The record shall be signed and verified by the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

                  Any record so signed and verified shall be conclusive evidence of the matters therein stated.

SECTION 14.08.  Written Consent in Lieu of Meetings.

                  The written authorization or consent by the Holders of the requisite percentage in aggregate principal amount of Notes herein provided, entitled to vote at any such meeting, evidenced as provided in
Section 1.04 and filed with the Trustee, shall be effective in lieu of a meeting of the Holders of Notes with respect to any matter provided for in this Article Fourteen.

SECTION 14.09.  No Delay of Rights by Meeting.

                  Nothing in this Article contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders of Notes of any or all series or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or the Holders of Notes of any or all such series under any provisions of this Indenture or the Notes.

                  First Trust of California, National Association hereby accepts the trusts in this Indenture, upon the terms and conditions hereinabove set forth.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

[CORPORATE SEAL]
Attest:                                      CENTURY COMMUNICATIONS CORP.

/S/ David Z. Rosensweig                      By /S/ Clifford A. Bail
--------------------------                     -----------------------------
        Secretary

[CORPORATE SEAL]
Attest:                                      FIRST TRUST OF CALIFORNIA, National
                                             Association, as Trustee

/S/ M. Bator                                 By /S/ Tamara Mawn
--------------------------                     -----------------------------

STATE OF NEW YORK  )
                   :  ss.:
COUNTY OF NEW YORK )

                  On the ____ day of January, 1998, before me personally came Clifford A. Bail, to me known, who, being by me duly sworn, did depose and say that he is Vice President, Legal Affairs and Corporate Counsel of CENTURY COMMUNICATIONS CORP., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

[NOTARIAL SEAL]
                                                      /s/  AVROHOM J. KESS
                                                    ----------------------------
                                                                   Notary Public

STATE OF CALIFORNIA   )
                      :  ss.:
COUNTY OF LOS ANGELES )

                  On the ____ day of January, 1998, before me personally came Tamara Mawn, to me known, who, being by me duly sworn, did depose and say that she is Vice President of FIRST TRUST OF CALIFORNIA, NATIONAL ASSOCIATION, one of the corporations described in and which executed the foregoing instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that she signed her name thereto by like authority.

[NOTARIAL SEAL]
                                                          /s/ GRACE YANG
                                                    ----------------------------
                                                                   Notary Public

                                                  Annex A --  Form of
                                                              Regulation S Notes
                                                              Certificate

                         REGULATION S NOTES CERTIFICATE

  (For transfers pursuant to 'SS' 3.06(b) (i), (iii) and (v) of the Indenture)

First Trust of California, National Association
     as Trustee
550 South Hope Street, Suite 500
Los Angeles, CA  90071

                  Re: Senior Discount Notes due January 15, 2008 of Century
                      Communications Corp. (the "Notes")

                  Reference is made to the Indenture dated as of January 15, 1998 (the "Indenture") among Century Communications Corp. (the "Company") and First Trust of California, National Association, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

                  This certificate relates to U.S. $_______________ principal amount of Notes at Maturity, which are evidenced by the following certificate(s) (the "Specified Notes"):

                  CUSIP No(s).

                  CERTIFICATE No(s).______________________

                  The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Notes or (ii) it is acting on behalf of all the beneficial owners of the Specified Notes and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Notes are represented by a Global Note, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Notes are not represented by a Global Note, they are registered in the name of the Undersigned, as or on behalf of the Owner.

                  The Owner has requested that the Specified Notes be transferred to a person (the "Transferee") who will take delivery in the form of a Regulation S Note. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 904 or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

                  (1) Rule 904 Transfers. If the transfer is being effected in accordance with Rule 904:

                           (A) the Owner is not a distributor of the Notes, an affiliate of the Company or any such distributor or a person acting on behalf of any of the foregoing;

                           (B) the offer of the Specified Notes was not made to a person in the United States;

                           (C) either:

                                          (i) at the time the buy order was
                                    originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

                                         (ii) the transaction is being executed
                                    in, on or through the facilities of the
                                    Eurobond market, as regulated by the
                                    Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

                           (D) no directed selling efforts have been made in the United States by or on behalf of the Owner or any affiliate thereof;

                           (E) if the Owner is a dealer in securities or has received a selling concession, fee or other remuneration in respect of the Specified Notes, and the transfer is to occur during the Restricted Period, then the requirements of Rule 904(c) (1) have been satisfied; and

                           (F) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

                  (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

                           (A) the transfer is occurring after January 15, 1999 and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

                           (B) the transfer is occurring after January 15, 2000 and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchaser.



Dated:  [       ]                        ---------------------------------------
                                         (Print the name of the Undersigned, as
                                         such term is defined in the second
                                         paragraph of this certificate.)

                                         By:
                                            ------------------------------------
                                              Name:
                                              Title:

                                         (If the Undersigned is a corporation,
                                         partnership or fiduciary, the title of
                                         the person signing on behalf of the
                                         Undersigned must be stated.)

                                            Annex B --  Form of Restricted Notes
                                                        Certificate

                          RESTRICTED NOTES CERTIFICATE

 (For transfers pursuant to 'SS' 3.06(b) (ii), (iii), (iv) and (v) of the Indenture)

First Trust of California, National Association
     as Trustee
550 South Hope Street, Suite 500
Los Angeles, CA  90071

                  Re: Senior Discount Notes Due January 15, 2008 of Century
                      Communications Corp. (the "Notes")

                  Reference is made to the Indenture dated as of January 15, 1998 (the "Indenture") among Century Communications Corp. (the "Company") and First Trust of California, National Association, as Trustee. Terms used herein and defined in the Indenture or in Rule 144A or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

                  This certificate relates to U.S. $_______________ principal amount of Notes at Maturity, which are evidenced by the following certificate(s) (the "Specified Notes"):

          CUSIP No(s).

          CERTIFICATE No(s).

                  The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Notes or (ii) it is acting on behalf of all the beneficial owners of the Specified Notes and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Notes are represented by a Global Note, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Notes are not represented by a Global Note, they are registered in the name of the Undersigned, as or on behalf of the Owner.

                  The Owner has requested that the Specified Notes be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Note. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

                  (1) Rule 144A Transfers. If the transfer is being effected in accordance with Rule 144A:

                           (A) the Specified Notes are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

                           (B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

                  (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

                           (A) the transfer is occurring after January 15, 1999 and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

                           (B) the transfer is occurring after January 15, 2000 and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchaser.

Dated:  [       ]


                                         ---------------------------------------
                                         (Print the name of the Undersigned, as
                                         such term is defined in the second
                                         paragraph of this certificate.)



                                         By:
                                            ------------------------------------
                                              Name:
                                              Title:

                                         (If the Undersigned is a corporation,
                                         partnership or fiduciary, the title of
                                         the person signing on behalf of the
                                         Undersigned must be stated.)

                                       Annex C --  Form of Unrestricted Notes
                                                   Certificate

                         UNRESTRICTED NOTES CERTIFICATE

         (For removal of Securities Act Legends pursuant to 'SS' 306(c))

First Trust of California, National Association
   as Trustee
550 South Hope Street, Suite 500
Los Angeles, CA  90071

                  Re: Senior Discount Notes Due January 15, 2008 of Century
                      Communications Corp. (the "Notes")

                  Reference is made to the Indenture dated as of January 15, 1998 (the "Indenture") among Century Communications Corp. (the "Company") and First Trust of California, National Association, as Trustee. Terms used herein and defined in the Indenture or in Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

                  This certificate relates to U.S. $_______________ principal amount of Notes at Maturity, which are evidenced by the following certificate(s) (the "Specified Notes"):

          CUSIP No(s).

          CERTIFICATE No(s).

                  The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Notes or (ii) it is acting on behalf of all the beneficial owners of the Specified Notes and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Notes are represented by a Global Note, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Notes are not represented by a Global Note, they are registered in the name of the Undersigned, as or on behalf of the Owner.

                  The Owner has requested that the Specified Notes be exchanged for Notes bearing no Securities Act Legend pursuant to Section 3.06(c) of the Indenture. In connection with such exchange, the Owner hereby certifies that the exchange is occurring after January 15, 2000 and the Owner is not, and during the preceding three months has not been, an affiliate of the Company. The Owner also acknowledges that any future transfers of the Specified Notes must comply with all applicable securities laws of the states of the United States and other jurisdictions.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchaser.

Dated:  [     ]


                                         ---------------------------------------
                                         (Print the name of the Undersigned, as
                                         such term is defined in the second
                                         paragraph of this certificate.)



                                         By:
                                            ------------------------------------
                                              Name:
                                              Title:

                                         (If the Undersigned is a corporation,
                                         partnership or fiduciary, the title of
                                         the person signing on behalf of the
                                         Undersigned must be stated.)

                                          Annex D --  Form of Transfer Notice

TRANSFER NOTICE

Century Communications Corp.
50 Locust Avenue
New Canaan, Connecticut  06840
Attention:  Secretary

First Trust of California, National Association
 as Trustee and Registrar
550 South Hope Street, Suite 500
Los Angeles, California  90071
Attention:  Corporate Trust Department

                  Re: Senior Discount Notes Due January 15, 2008 (the "Notes")
                      of Century Communications Corp. (the "Company")

Ladies and Gentlemen:

         This certificate is delivered to request a transfer of $ principal amount of the Notes at Maturity.

         Upon transfer, the Notes would be registered in the name of the new beneficial owner as follows:

         Name:__________________________________________

         Address:_______________________________________

         Taxpayer ID Number:____________________________

         We represent, warrant and agree with you as follows with regard to the Notes purchased by us and described in the Offering Memorandum, dated January 8, 1998 (the "Offering Memorandum").

         1. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "Securities Act")) purchasing for our own account or for the account of such an institutional "accredited investor," and we are acquiring the Notes not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes and invest in or purchase securities similar to the Notes in the normal course of our business. We and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

         2. We understand that the Notes have not been registered under the Securities Act and, unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Notes to offer, sell or otherwise transfer such Notes prior to the date which is two years after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Notes (or any predecessor thereto) (the "Resale Restriction Termination Date") only (a) to the Company, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) in a transaction complying with the requirements of Rule 144A under the Securities Act, to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act, or
(e) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all time within our or their control and in compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Notes is proposed to be made pursuant to clause (d) or (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Company, the Trustee, the Transfer Agent and the Registrar, which shall provide, among other things, that the transferee is an institutional "accredited investor" with the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act and that it is acquiring such Notes for investment purposes and not for distribution in violation of the Securities Act. Each purchaser acknowledges that the Company, the Trustee, the Transfer Agent and the Registrar reserve the right prior to any offer, sale or other transfer prior to the Resale Termination Date of the Notes pursuant to clause (d) or (e) above to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Company, the Trustee, the Transfer Agent and the Registrar.

         3. We have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of an investment in the Notes, and we have received a copy of the Offering Memorandum.

         4. We acknowledge that the Notes will bear a legend to the following effect unless the Company determines otherwise consistently with applicable law;

                  THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR FOREIGN SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

                  THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT A PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSES (D) AND (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) EACH OF THE FOREGOING CASES, A TRANSFER NOTICE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE COMPANY, THE

         TRUSTEE, THE TRANSFER AGENT AND THE REGISTRAR. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

         5. If we are acquiring any Notes as a fiduciary or agent for one or more accounts, we represent that we have sole investment discretion with respect to each such account and that we have full power to make the foregoing acknowledgments, representations and agreements with respect to each such account and as set forth in the "Transfer Restrictions" contained in the Offering Memorandum.

                                Very truly yours,


                                ----------------------------------
                                (Name of Institution)


                                 By:
                                    ------------------------------
                                    (Authorized Person)

                                    Name:
                                         -------------------------

                                    Title:
                                          ------------------------
Receipt acknowledged as the date
set forth above.

CENTURY COMMUNICATIONS CORP.

By:
   ------------------------------
     Name:
     Title:

FIRST TRUST OF CALIFORNIA,
NATIONAL ASSOCIATION, as Trustee

By:
   ------------------------------
     Authorized Officer